UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

McEwen Mining Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MCEWEN MINING INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
JUNE 27, 2024
The 2024 annual meeting of the shareholders of McEwen Mining Inc. will be held virtually at: www.meetnow.global/MKWWNLW on June 27, 2024 at 2:00 P.M. Eastern Time. The meeting will be held for the following purposes:
1.
To elect nine (9) directors to serve on our Board of Directors until the next annual meeting of shareholders and until their successors are elected and qualified;

2.
To approve the McEwen Mining Inc. 2024 Equity and Incentive Plan;

3.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024; and

4.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on May 13, 2024 as the record date for the determination of the holders of our stock entitled to notice of, and to vote at, the meeting. Accordingly, only shareholders of record on our books at the close of business on that date will be entitled to notice of and to vote at the meeting and any adjournment and postponement thereof. The Notice of Annual Meeting of Shareholders and this proxy statement and a proxy or voting instruction card are being mailed or made available to shareholders starting on or before May 17, 2024.
This year’s annual meeting, like last year, will be a completely virtual meeting of shareholders, and will be conducted solely online. We believe the environmentally friendly virtual meeting format will provide expanded access, improved communication and cost savings for our shareholders. You will be able to attend and participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetnow.global/MKWWNLW on the meeting date and at the time described in the accompanying proxy statement. You will not be able to attend the annual meeting in person.
In the event of a technical malfunction in connection with the virtual meeting, the chair of the meeting will convene the meeting at 4:00 p.m. Eastern Daylight Time on the date specified above at our corporate offices located at 150 King Street West, Suite 2800, Toronto, Ontario, Canada solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under these circumstances, we will post information regarding the announcement on the investors page of our website at mcewenmining.com.
Your vote is extremely important. We appreciate you taking the time to vote promptly. After reading the proxy statement, please vote, at your earliest convenience, by telephone or Internet, or request a proxy card to complete, sign and return by mail. If you decide to attend the annual meeting online and would prefer to vote electronically during the meeting, your proxy will be revoked automatically and only your vote at the annual meeting will be counted. YOUR SHARES CANNOT BE VOTED UNLESS YOU VOTE BY:
(i)
TELEPHONE, (ii) INTERNET, (iii) REQUESTING A PAPER PROXY CARD TO COMPLETE, SIGN AND RETURN BY MAIL, OR (iv) ATTENDING THE VIRTUAL ANNUAL MEETING AND VOTING ELECTRONICALLY. Please note that all votes cast via the Internet must be cast prior to 2:00 p.m. Eastern Time on June 27, 2024 and votes cast by telephone must be cast by 1:00 a.m. on that same day.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held Virtually on June 27, 2024 at 2:00P.M. Eastern Time.
The proxy statement, proxy card and annual report to shareholders on form 10-K for the fiscal year ended December 31, 2023 are available at:
https://www.edocumentview.com/MUX.
By Order of the Board of Directors

May 17, 2024	ROBERT R. MCEWEN Chairman and Chief Executive Officer

i

ii

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Why did I receive these proxy materials?
We are providing these proxy materials, which consist of this proxy statement, our Annual Report on Form 10-K and a proxy card, in connection with the solicitation by the Board of Directors (the “Board”) of McEwen Mining Inc. (“we,” “our,” “us,” or the “Company”) of proxies to be voted at our annual meeting of shareholders to be held on Thursday, June 27, 2024 at 2:00 P.M., Eastern Time, virtually at: www.meetnow.global/MKWWNLW, and any adjournment or postponement thereof. The Notice of Annual Meeting of Shareholders and this proxy statement and a proxy or voting instruction card are being mailed or made available to shareholders starting on or before May 17, 2024.
What am I being asked to vote on at the annual meeting?
You are being asked to vote upon:
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Proposal 1: The election of nine nominees for directors to hold office until the 2025 annual meeting of shareholders and until their successors are duly elected and qualified;

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Proposal 2: Approving the McEwen Mining Inc. 2024 Equity and Incentive Plan;

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Proposal 3: The ratification of the selection by the Audit Committee of the Board of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

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any other business that may properly come before the meeting.

Why did I receive a “Notice of Internet Availability of Proxy Materials” but no proxy materials?
We distribute our proxy materials to shareholders via the Internet under the “Notice and Access” approach permitted by rules of the Securities and Exchange Commission (“SEC”). On or before May 17, 2024, we mailed a Notice of Internet Availability of Proxy Materials to shareholders, containing instructions on how to access the proxy materials on the Internet, to vote your shares over the Internet or by telephone or to request a paper copy of the proxy materials and proxy card. You will not receive a printed copy of the proxy materials unless you request them. If you would like to receive a printed copy of our proxy materials, including a printed proxy card on which you may submit your vote by mail, please follow the instructions for obtaining a printed copy of our proxy materials contained in the Notice of Internet Availability of Proxy Materials.
What do I need to do to attend this annual meeting?
The annual meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by online webcast. You are entitled to participate in the annual meeting only if you were a shareholder of the company as of the close of business on May 13, 2024, or if you hold a valid proxy for the annual meeting. No physical meeting will be held.
You will be able to attend the annual meeting online and submit your questions during the meeting by visiting www.meetnow.global/MKWWNLW. You also will be able to vote your shares online by attending the annual meeting by webcast. To participate in the annual meeting, you will need to review the information included in your notice, on your proxy card or on the instructions that accompanied your proxy materials.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The online meeting will begin promptly at 2:00 P.M., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
How do I register to attend the annual meeting virtually on the Internet?
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you do not need to register to attend the annual meeting virtually on the Internet. Please follow the instructions in the notice or proxy card that you received. You will need a control number, which is located in the notice and proxy card.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the annual meeting virtually on the Internet. If you are unable to register for any reason, you may still view the meeting as a guest by visiting the meeting website, but you will not be able to vote or ask questions.
To register to attend the annual meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your McEwen Mining Inc. shareholdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M., Eastern Time, on June 24, 2024.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:
By email:
Forward the e-mail from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:
Computershare Trust Company,
N.A. McEwen Mining Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Who is entitled to vote at the annual meeting?
Holders of our common stock at the close of business on May 13, 2024 are entitled to receive the Notice of Annual Meeting of Shareholders and to vote their shares at the annual meeting. As of that date, there were 49,408,775 shares of our common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the annual meeting.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
If your shares are registered in your name with our transfer agent, Computershare, you are the “shareholder of record” of those shares. The Notice of Annual Meeting of Shareholders and this proxy statement and any accompanying materials have been provided directly to you by us.
If your shares are held in a stock brokerage account or by a bank or other nominee/holder of record, you are considered the “beneficial owner” of those shares, and the Notice of Annual Meeting of Shareholders and this proxy statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting by telephone or on the Internet.
How do I vote?
You may vote using any of the following methods:
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By Internet:   If you are a shareholder of record, you can vote over the Internet at https://www.envisionreports.com/MUX by following the instructions in the Notice of Internet Availability of Proxy Materials or on the proxy card. If you hold your shares through a broker or other intermediary, you should contact your broker to determine if they allow for voting on the internet or by phone.

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By Telephone:   If you are a shareholder of record, you can vote over the telephone by calling 1-800-652-VOTE (8683) and following the directions.

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By Mail:   If you have requested or received a proxy or voting instruction card by mail, you can vote by completing, signing and dating the proxy or voting instruction card and returning it in the prepaid envelope. If you are a shareholder of record and return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board.
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At the Meeting (Virtually):   You may vote your shares at the virtual annual meeting. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the annual meeting virtually on the Internet. To register to attend the annual meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your McEwen Mining Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 24, 2024. Please see additional details under “How do I register to attend the annual meeting on the Internet,” above.

Internet voting facilities for shareholders of record will be available 24 hours a day until 2:00 p.m., Eastern Time, on June 27, 2024. Voting by telephone will be available until 1:00 a.m. on that day. The availability of Internet and telephone voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive. If you vote by Internet or telephone, you do not have to return your proxy or voting instruction card.
Your vote is important. You can save us the expense of a second mailing by voting promptly.
What can I do if I change my mind after I vote?
Submitting your proxy over the Internet, by telephone or by executing and returning a printed proxy card will not affect your right to attend the annual meeting virtually and to vote electronically during the meeting. The presence at the annual meeting of a shareholder who has submitted a proxy does not in itself revoke a proxy. If you are a shareholder of record, you can revoke your proxy before it is exercised by:
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giving written notice to the Corporate Secretary of the Company before the day of the meeting;

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delivering a valid, later-dated proxy, or a later-dated vote by telephone or on the Internet, in a timely manner; or

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voting electronically during the annual meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record or registering, attending the meeting and voting electronically during the meeting.
What is “householding” and how does it affect me?
When multiple shareholders have the same address, the SEC permits companies and intermediaries to deliver a single copy of certain proxy materials and the Notice of Internet Availability of Proxy Materials to them. This process is commonly referred to as “householding.” We do not participate in householding, but some brokers may for shareholders who do not take electronic delivery of proxy materials. If your shares are held in a brokerage account and you have received notice from your broker that it will send one copy of the notice or proxy materials to your address, householding will continue until you are notified otherwise or instruct your broker otherwise.
If, at any time, you would prefer to receive a separate copy of the notice or proxy materials, or if you share an address with another shareholder and receive multiple copies but would prefer to receive a single copy, please notify your broker. We will promptly deliver to a shareholder who received one copy of the notice or proxy materials as a result of householding a separate copy upon the shareholder’s written or oral request directed to our investor relations department at (647) 258-0395 ext. 320 or McEwen Mining Inc., 150 King Street West, Suite 2800, Toronto, Ontario, Canada M5H 1J9. Please note, however, that if you wish to receive a paper proxy card or other proxy materials for purposes of this year’s annual meeting, you should follow the instructions provided in the notice.

Can I access the proxy materials and the 2023 annual report on the Internet?
Yes, the Notice of Annual Meeting of Shareholders, this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023 are available at https://www.edocumentview.com/MUX. You will also be able to access the proxy materials at the meeting website during the virtual annual meeting.
What is a broker non-vote?
If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange, or “NYSE.”
If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under the rules of the NYSE (“NYSE Rules”) to vote your shares on the ratification of the appointment of Ernst & Young LLP, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on any of the other proposals to be considered at the annual meeting and if you do not provide voting instructions to your broker, a broker non-vote will occur and your shares will not be voted on these matters or any other matter that may properly come before the meeting.
What is a quorum for the annual meeting?
As stated in our Second Amended and Restated Articles of Incorporation and bylaws, the presence in person or by proxy of the holders of stock representing at least one-third of the voting power of all shares of our stock issued and outstanding and entitled to vote at the annual meeting is necessary to constitute a quorum. A quorum is the minimum number of shares of our common stock that must be present in person or by proxy to legally convene the annual meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.
What are the voting requirements to elect the directors and to approve each of the proposals discussed in this proxy statement?
Proposal	Vote Required
1. Election of directors	Plurality, subject to resignation under Majority Voting Policy if votes “withheld” greater than votes “for”
2. Approval of McEwen Mining Inc. 2024 Equity and Incentive Plan	Majority of the votes cast on the proposal
3. Ratification of the appointment of Ernst & Young LLP	Majority of the votes cast on the proposal
Election of Directors; Majority Vote Policy
Directors are elected by a plurality of the votes cast for the election, subject to our Majority Voting Policy (the “Majority Voting Policy”). The nine nominees for director who receive the highest number of votes will be elected to the Board of Directors. Any shares not voted for the election, whether due to abstentions, broker non-votes or otherwise, will have no effect on the election of the directors.
Pursuant to our Majority Voting Policy, in the absence of a contested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election must promptly tender his or her resignation to the Board. The Compensation, Nominating and Governance Committee of our Board (or, under certain circumstances, another Committee appointed by the Board) will promptly consider that resignation and will recommend to the Board whether to accept the tendered resignation or reject it based on all relevant factors. The Board must then act on that recommendation no later than 90 days following the date of an annual meeting of shareholders. Within four days of the Board’s decision, we must disclose the decision in a Current Report on Form 8-K filed with the SEC that includes a full explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the resignation.
Proposal to Approve McEwen Mining Inc. 2024 Equity and Incentive Plan
The proposal to approve the McEwen Mining Inc. 2024 Equity and Incentive Plan requires the affirmative vote of a majority of the votes cast on the proposal assuming a quorum is present. Abstentions and broker non-votes will not be treated as votes cast on this proposal and therefore will have no impact on the outcome of this proposal.
Ratification of the Appointment of Ernst & Young LLP
The affirmative vote of a majority of the votes cast for the proposal is required for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024. Abstentions and broker non-votes will not be treated as votes cast on this proposal and will therefore have no effect on the outcome of this proposal.
How will my shares be voted at the annual meeting?
If you submit your proxy over the Internet or by telephone, or you request a printed proxy card and properly execute and return the proxy card by mail, then the persons named as proxies will vote the shares represented by your proxy according to your instructions. If you request a printed proxy card, and properly execute and return the proxy card by mail, but do not mark voting instructions on the proxy card, then the persons named as proxies will vote:
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FOR the election of each of the nominees for director;

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FOR the approval of the McEwen Mining Inc. 2024 Equity and Incentive Plan; and

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FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024.

Where Can I Find the Voting Results?
We will publish the voting results by filing a Current Report on Form 8-K, which we will file with the SEC within four business days of our annual meeting.
Could other matters be decided at the annual meeting?
Other than the election of directors, the approval of the McEwen Mining Inc. 2024 Equity and Incentive Plan and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024, the Board knows of no other matters to be presented at the annual meeting. However, if you return your signed and completed proxy card or vote by telephone or on the Internet and any other business or matters properly come before the annual meeting, then the persons named as proxies in the form of proxy will vote the shares represented by each proxy in accordance with their judgment on such matters.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, mail, electronic transmission and/or facsimile transmission. We will also reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold our common stock.
Who will count the votes?
Representatives of our transfer agent, Computershare, will tabulate the votes and act as inspector of election.

PROPOSAL FOR ELECTION OF DIRECTORS
(Proposal 1 on Proxy Card)
The Board of Directors currently consists of nine members, all of whom have been nominated to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The nine nominees have indicated that they are willing and able to serve as directors if elected. If any of the nominees becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors.
Directors and Executive Officers
The following table reflects our directors and executive officers as of the date of this proxy statement:
Name	Age	Positions With the Company	Board Position Held Since
Robert R. McEwen	74	Chairman of the Board and Chief Executive Officer	2005
Allen V. Ambrose(1)(2)	67	Director	2012
Richard W. Brissenden(2)(3)	79	Director	2012
Nicolas Darveau-Garneau	55	Director	2023
Robin E. Dunbar(1)(3)	65	Director	2017
Michelle Makori(4)	46	Director	2023
Dr. Merri J. Sanchez(1)	61	Director	2022
William M. Shaver(2)	76	Interim Chief Operating Officer, Director	2021
Ian J. Ball(3)(4)	42	Director	2022
Perry Ing	48	Interim Chief Financial Officer	—
Carmen L. Diges	53	General Counsel and Secretary	—
Stefan M. Spears	42	Vice President, Corporate Development	—
Jeffrey Chan	38	Vice President, Finance	—

(1)
Member of the Compensation, Nominating & Corporate Governance Committee.

(2)
Member of the Environmental, Health & Safety Committee.

(3)
Member of the Audit Committee.

(4)
Member of the Disclosure Committee.

All of our directors named above except Mr. McEwen and Mr. Shaver are independent as defined under the NYSE Rules.
The following information summarizes the recent (at least five years) business experience of our officers and directors:
Our Directors
Robert R. McEwen.   Mr. McEwen became the Chairman of our Board of Directors and our Chief Executive Officer on August 18, 2005. Mr. McEwen was also Non-Executive Chairman of Lexam VG Gold Inc. (“Lexam”) from January 2011 to April 2017, at which time we completed the acquisition of Lexam.
Mr. McEwen was Chief Executive Officer of US Gold Corporation from 2005 – 2012 (when the name was changed to McEwen Mining Inc.) and was also the President and Chief Executive Officer of Minera Andes Inc. from June 2009 until January 2012, when we completed the acquisition of that entity. He was the Chief Executive Officer of Goldcorp Inc. from June 1986 until February 2005 and the Chairman of that company from 1986 to October 2005. Goldcorp is engaged in the business of exploring for and producing gold and other precious metals and is now part of Newmont Corporation. Our Board believes that

Mr. McEwen’s 30+ years of experience in the mining industry, and particularly the experience he developed by guiding Goldcorp from a start-up into a senior gold producer, provides him with the desired skills, attributes and qualifications to serve as a member of our Board.
Allen V. Ambrose.   Mr. Ambrose has over three decades of experience in the mining industry, including work with large companies as well as junior exploration companies. A founder of Minera Andes Inc., he was a director from November 1995 until its combination with McEwen Mining in January 2012 at which point he continued as a director at McEwen Mining. Mr. Ambrose also served as President and Chief Executive Officer of Minera Andes from 1995 until June 2009. Mr. Ambrose is presently semi-retired from the mining industry.
Mr. Ambrose has extensive experience in all phases of exploration, project evaluation and project management, and has worked as a geologic consultant in the United States (U.S.) and South America. As a consultant, he co-discovered a Venezuelan auriferous massive gold sulfide deposit acquired by Gold Reserve Corporation and known generally as the Brisas deposit. He formerly was employed as exploration manager for N.A. Degerstrom Inc., a U.S. contract mining company, and has worked as a geologist for Cyprus Minerals, Kidd Creek Mines, Molycorp, Boise Cascade and Denison Mines. He holds a B.Sc. in Geology from Eastern Washington University and attended graduate school. The Board believes that Mr. Ambrose’s experience as a geologist, significant understanding and experience with our Argentine assets, and knowledge of the mining industry provide the requisite skills and qualifications to serve as a member of our Board.
Richard W. Brissenden.   Mr. Brissenden is a Chartered Professional Accountant (Ontario) and a graduate of the Directors Education Program of the Institute of Corporate Directors with an ICD.D designation, with more than 30 years of experience in the mining and exploration sector. He is presently retired. From December 2013 until April 2018, Mr. Brissenden was a director of Banro Corporation, a Canadian gold mining company with securities traded on the Toronto Stock Exchange (“TSX”) and NYSE American, and served as its Chairman (May 2014 to January 2015; January 2016 to April 2018) and its Executive Chairman (January 2015 to December 2015). He also served as a director of Lexam from January 2011 until April 2017 when it was acquired by McEwen Mining, at which point he continued as a director of McEwen Mining. He previously served as a board member and executive of numerous companies in the mining and mineral exploration sector. The Board believes that Mr. Brissenden’s significant financial experience as a chartered professional accountant and member of numerous public company Audit Committees, as well as significant understanding of and experience in the mining industry, provides the requisite skills and qualifications to serve as a member of our Board.
Nicolas Darveau-Garneau.   Mr. Darveau-Garneau was appointed to the Board effective November 17, 2023. Mr. Darveau-Garneau is an Artificial Intelligence (AI) and digital transformation expert with over 25 years of experience. He was Google’s Chief Evangelist, where he worked with the C-suites of more than 800 of Google’s top customers to help them accelerate their digital transformation. He also worked as Chief Strategy and Growth Officer at Coveo, a leading AI company.
Mr. Darveau-Garneau has been a technology entrepreneur, investor, and analyst since 1995. He was part of the founding team of msn.com at Microsoft. He co-founded four Internet companies, selling three of them. Nick has also invested in 21 technology companies. He was also a management consultant at McKinsey & Co. and a senior equity analyst at Sanford C. Bernstein, a top-ranked Wall Street firm. He graduated with a Bachelor’s in Mathematics from the University of Waterloo and an MBA from Harvard Business School. Our Board believes that Mr. Darveau-Garneau’s experience as a director on a number of boards and committees, and with expertise in digital transformation, AI governance, and customer experience provides the requisite skills and qualifications to serve as a member of our Board.
Robin E. Dunbar.   Mr. Dunbar has been involved in the mining industry since 1996 following 14 years in commercial and corporate banking in Canada. He was a non-executive director of Lexam prior to our acquisition of that entity in April 2017, at which point he became a director at McEwen Mining. Currently, he is President and Chief Executive Officer of Grid Metals Corp. (formerly Mustang Minerals Corp.), an Ontario corporation with securities traded on the TSX-V, a position he has held since 1998. Grid has base and precious metal development projects in Manitoba and Ontario.

He also served as the Chief Financial Officer and a director of Aquila Resources Inc., an Ontario corporation with securities traded on the TSX, a position he held from 2003 to 2014. Aquila owns exploration and development projects in Michigan and Wisconsin, in the US. From 2006 to 2015, he was a non-executive director of Western Areas Ltd, an Australian-based nickel producer with shares listed on the Australian Securities Exchange and exploration interests in North America, Europe and Asia. He received a B.A. from Western University and an M.B.A. from Dalhousie University. Our Board believes that Mr. Dunbar’s commercial banking and finance background, together with his experience in the mining industry, makes him an asset to our Board.
Michelle Makori.   Ms. Makori was appointed to the Board effective August 9, 2023. Ms. Makori is an internationally acclaimed broadcast journalist, news anchor, reporter, and producer. She is currently the Editor-in-Chief and Lead Anchor at Kitco News, focusing on commodities and precious metals. Ms. Makori has worked as an anchor, reporter and producer for Bloomberg, CNN Money, i24News, SABC and CGTN. As an anchor and reporter, Ms. Makori has covered and analyzed the biggest global economic, financial, and geopolitical events of the past two decades. Ms. Makori has interviewed heads of state, CEOs of Fortune 500 companies, and other political, business, and entertainment leaders. Ms. Makori has also served as MC, host and panel moderator for conferences and events around the globe. Ms. Makori holds a Post Graduate Honors Degree in Media Studies and Journalism (with distinction) and a Bachelor of Arts with a double major in Law and Psychology, both from South Africa’s University of the Witwatersrand. Ms. Makori graduated top of her class from Damelin Business School. Our Board believes that Ms. Makori’s extensive experience in commodities and precious metals, insights into global markets, and corporate disclosure policies align with the strategic goals of the Corporation and make Ms. Makori an asset to our Board.
Dr. Merri J. Sanchez.   Dr. Sanchez was appointed to the Board of Directors effective February 25, 2022. She is a Technical Fellow with The Aerospace Corporation where she provides technical and strategic advice on matters concerning civil, commercial, and government spaceflight programs. She has more than 40 years of spaceflight engineering and operations experience. She previously served as the Chief Scientist of the U.S. Air Force Space Command, as a senior executive for the National Aeronautics and Space Administration, and as Senior Director of a commercial space company. She received a Bachelor of Science in Aerospace Engineering from Texas A&M University, a Master of Science in Physical Sciences (Planetary Geology) from the University of Houston — Clear Lake, a Master of Mechanical Engineering from the University of Houston, and a Doctor of Philosophy in Industrial Engineering (Human Factors) from the University of Houston. Our Board believes that Dr. Sanchez’s expertise in cutting edge science and technology as well as her experience in operations, engineering, safety, risk management and decision making for both human and robotic spaceflight makes her an asset to our Board.
William M. Shaver.   Mr. Shaver has served as Interim Chief Operations Officer of McEwen Mining since June 2022 and has been a director since September 2021. Mr. Shaver is a seasoned mining executive with over 50 years of management and executive experience in all facets of mine design, construction, and operations. In 1980, he was a founder of Dynatec Corporation, which became one of the leading contracting and mine operating groups in North America. In 2013, he was recognized as the Ernst & Young Entrepreneur of the Year for his devotion to bringing innovation to the mining industry. Most recently, he served as Chief Operating Officer of INV Metals from 2017 until its sale to Dundee Precious Metals in July 2021. He completed the Technician Program at the Haileybury School of Mines and is a Professional Engineer with a B.Sc. in Mining Engineering from Queens University in Kingston. He is also a designated Independent Corporate Director, having received his ICD.D designation in 2019. His extensive technical knowledge and experience serving in various senior capacities with a wide variety of companies over his tenure provides him with the skills and qualifications to be the Chair of our Environmental Health and Safety Committee as well as a valuable board member.
Ian Ball.   Mr. Ball was elected to the Board of Directors at the 2022 annual meeting. He has spent the majority of his professional career in the mining and natural resource sector. In various executive and management roles, he has been involved in companies focused on precious metal exploration projects in North and South America. He most recently served as the President and CEO of Abitibi Royalties, Inc. a gold royalty company whose shares were quoted on the TSX-V, and Mr. Ball also served on the company’s board of directors. Mr. Ball joined Abitibi Royalties, Inc. in 2014 and served as an officer and director until 2021 when the company was acquired. Prior to his tenure at Abitibi Royalties, Inc., Mr. Ball served as the Company’s President and in other executive officer capacities in addition to officer roles for certain of its subsidiaries. He received a degree from Ryerson University and Durham College. Our Board believes that Mr. Ball’s significant experience in the mining and precious metal exploration industry, and particularly the experience he developed by leading Abitibi Royalties, Inc. and his prior tenure with the Company, provides him with the desired skills, attributes and qualifications to serve as a member of our Board.
Our Officers
In addition to Mr. McEwen and Mr. Shaver (see biography above), the following individuals serve as our executive officers as of the date of this proxy statement:
Perry Ing (Chief Financial Officer).   Mr. Ing has served as Interim Chief Financial Officer of McEwen Mining since June 2022. Mr. Ing is an experienced mining executive who served as Chief Financial Officer of the Company from March 2008 until November 2015. After leaving the Company in 2015, Mr. Ing served as the Chief Financial Officer of Kirkland Lake Gold Inc. from November 2015 until November 2016 and as Chief Financial Officer of Mountain Province Diamonds Inc. from February 2017 to February 2022. Mr. Ing is also a director of Burin Gold Corp., a company with shares traded on the TSX Venture Exchange, and serves as the Chair of their Audit Committee. He is a Certified Public Accountant in the State of Illinois and Chartered Professional Accountant in the Province of Ontario and carries the designation of Chartered Financial Analyst.
Carmen Diges (General Counsel and Secretary).   Ms. Diges was appointed as General Counsel in August 2015. Since at least 2013, she has been in private practice as a partner or principal of various law firms based in Toronto, Canada. She holds a CFA Charter, a Master of Laws (Tax) from Osgoode Hall Law School, a Bachelor of Laws from Dalhousie Law School, as well as a Bachelor of Arts from the University of Toronto.
Stefan Spears (Vice President, Corporate Development).   Mr. Spears served as Vice President of Projects of the Corporation from 2008 to 2012. From 2012 to 2015, Mr. Spears founded and ran a manufacturing company that made parts for the metal casting industry. After selling that business in 2015, Mr. Spears rejoined the Company in the role of Special Projects with a focus on corporate development and was appointed as the Vice President of Corporate Development in 2019. Mr. Spears holds a B.Sc. degree in civil engineering from Queen’s University in Kingston, Ontario.
Jeffrey Chan (Vice President, Finance).   Mr. Chan was appointed as Vice President of Finance in January 2023. He has over 15 years of experience in finance and accounting in the mining and cannabis industries. He was previously CFO at Andean Precious Metals Corp., Green Sky Labs Inc. and Liberty Health Sciences. Mr. Chan also served as VP Finance at Orvana Minerals Corp., and Controller at Corona Gold Corporation and Ryan Gold Corp. He holds a Bachelor of Commerce degree from the University of Toronto and a Chartered Accountant certification from the Institute of Chartered Accountants of Ontario.
Our officers serve at the pleasure of the Board of Directors.
Vote Necessary to Approve Proposal 1
Directors are elected by a plurality of votes cast for the election of directors (i.e., the nine candidates receiving the highest number of votes will be elected to the Board of Directors), subject to our Majority Voting Policy. Our Board has adopted a Majority Voting Policy whereby any nominee for director in an uncontested election (i.e., an election in which the number of nominees does not exceed the number of directors to be elected) who receives a greater number of votes “withheld” from his or her election than voted “for” such election will tender his or her resignation for consideration by the Board. In such a circumstance, the Compensation, Nominating Corporate Governance Committee will recommend to our Board the action to be taken with respect to such offer of resignation. The Board is expected to act on such recommendation and disclose its decision within 90 days following the date of the annual meeting.
Shareholders do not have cumulative voting rights in the election of directors. You may vote for any or all of the nominees as directors or withhold your vote from any or all of the nominees as directors. The Board of Directors unanimously recommends a vote FOR all the director nominees listed above, and proxies received by the Board of Directors will be so voted in the absence of instructions to the contrary.

PROPOSAL FOR APPROVAL OF THE MCEWEN MINING INC.
2024 EQUITY AND INCENTIVE PLAN
(Proposal 2 on Proxy Card)
On April 26, 2024 (the “Effective Date”), the Board approved the McEwen Mining Inc. 2024 Equity and Incentive Plan (the “2024 Plan”), subject to approval by the shareholders of the Company. The Company currently maintains the Amended and Restated McEwen Mining Inc. Equity Incentive Plan, dated as of March 17, 2015, as amended by that certain First Amendment to the Amended and Restated Equity Incentive Plan, dated April 16, 2021 (as so amended, the “2021 Plan”). The 2024 Plan does not increase the number of shares of our common stock that are available for awards under the 2021 Plan. If shareholders approve the 2024 Plan, no new awards will be granted under the 2021 Plan after the Annual Meeting. The 2021 Plan will, however, continue to govern outstanding equity awards made under the 2021 Plan.
General
The purpose of the 2024 Plan is to advance the interests of our shareholders by enabling us to attract and retain the types of individuals who will contribute to our long-range success, provide incentives that align the interests of such individuals with those of our shareholders and promote the success of our business.
The 2024 Plan is designed to provide us with flexibility to select from among various equity-based and performance compensation methods, and to be able to address changing accounting and tax rules and corporate governance practices by optimally utilizing performance-based compensation.
Principal Features of the 2024 Plan
A summary of the principal features of the 2024 Plan is provided below, but is qualified in its entirety by reference to the full text of the 2024 Plan that is attached to this Proxy Statement as Annex A.
The 2024 Plan will permit awards of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units and performance awards as described below.
Awards and grants under the 2024 Plan are referred to as “Awards.” Those eligible for Awards under the 2024 Plan are referred to as “Participants.” Participants include any employee, consultant or director who is designated by the Board or a committee of the Board to receive one or more Awards under the 2024 Plan. Only employees are eligible to receive incentive stock options. Approximately 339 employees, 6 officers, and 7 non-employee directors would be eligible to participate in the Plan if it were currently in place.
Shares Available for Issuance
As of December 31, 2023, approximately 3.0 million shares of common stock were available for new grants under our 2021 Plan and there were approximately 951,170 shares of our common stock subject to outstanding Awards under the 2021 Plan. As indicated above, no new grants or Awards will be made under the 2021 Plan if the 2024 Plan is approved. Upon approval of the 2024 Plan, all shares of common stock available for new grants under the 2021 Plan will be cancelled and no longer available for issuance. Even upon approval of the 2024 Plan, the 2021 Plan will continue with respect to the Awards then outstanding under the 2021 Plan.
If shareholders approve the 2024 Plan, the maximum number of shares reserved for issuance under the 2024 Plan will be five million (5,000,000) new shares of common stock.
The total compensation paid to a director who is not also an employee, including equity Awards and cash compensation, in any calendar year may not exceed $400,000.
The 2024 Plan prohibits the repricing of Awards without shareholder approval. The 2024 Plan also prohibits the recycling of shares tendered in payment of a stock option exercise price, or delivered or withheld to satisfy tax withholding obligations, or covered by a stock-settled stock appreciation right or stock option that was not issued upon the settlement of the Award. These shares will not again be available for issuance under the 2024 Plan.

Administration and Eligibility
The 2024 Plan will be administered by the Compensation, Nominating & Corporate Governance Committee of the Board (the “Committee”), provided that the Board may itself exercise or delegate to any other person or committee any of the authority granted to the Committee with respect to the Plan.
The Committee may establish procedures such that Awards to “covered employees and officers” will comply with the exemption requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in which case the Awards will be determined and made by a subcommittee consisting solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act.
The administrator of the 2024 Plan, whether it is the Committee or the Board, shall have exclusive authority to construe and interpret the 2024 Plan, including the authority to (i) determine to whom Awards will be granted, the timing, manner and nature of Awards granted, the number of shares to be subject to any Award, the purchase price, exercise price, medium of payment and vesting provisions of any Award, (ii) designate Awards as performance Awards and select performance criteria and/or performance goals with respect to such Award, (iii) modify the time and/or manner of vesting, or the term of any outstanding Award subject to Participant’s consent, (iv) determine the duration and purpose of leaves of absence which may be granted to grantees without constituting termination of service for purposes of the 2024 Plan, (v) make decisions with respect to outstanding Awards upon a change of control or other triggering event, and (vi) all other discretionary determinations necessary or advisable for administration of the 2024 Plan. The Committee’s discretionary determination will be final, binding and conclusive on all parties. Members of the Committee are appointed by and serve at the pleasure of the Board and may be removed by the Board at its discretion.
We have agreed to indemnify and hold harmless each person who is or was a member of the Committee or the Board against and from (a) any loss, cost, liability or expense that may result from any claim, action, suit or proceeding to which such person may be a party, or in which such person may be involved, by reason of any action taken or failure to act under the 2024 Plan, and (b) all amounts paid by such person in settlement thereof, with our approval, or paid by such person, in satisfaction of judgment in any such action, suit or proceeding against such person, provided such person shall give us an opportunity, at our own expense, to handle and defend the action, suit or proceeding before such person undertakes to handle and defend it on such person’s own behalf.
Terms and Conditions of Awards
The 2024 Plan allows us to grant incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance stock, restricted stock units and performance Awards.
Stock Options.   A stock option is the right to purchase a specified number of shares of our common stock in the future at a specified exercise price and subject to other terms and conditions specified in the option agreement and the 2024 Plan. Stock options granted under the 2024 Plan will be either “incentive stock options,” which are intended to receive special tax treatment under the Internal Revenue Code or options other than incentive stock options (referred to as “non-qualified stock options”), as determined by the Committee and stated in the applicable option agreement. The exercise price of any stock option must be at least equal to the fair market value of the common stock on the date of the grant. The exercise price of any incentive stock option granted to stockholders who own greater than 10% of our voting stock must be at least equal to 110% of the fair market value of the common stock on the date of the grant. At the time of grant, the Committee, in its sole discretion, will determine when stock options are exercisable and when they expire, provided the term cannot exceed ten years (five years for incentive stock options granted to stockholders who own greater than 10% of our voting stock). Each stock option shall be evidenced by a stock option agreement that shall state whether it is an incentive stock option or a non-qualified stock option, the option exercise price, the duration of the stock option, the number of shares of common stock to which the stock option pertains, the vesting schedule of the stock option and such other terms and conditions as may be determined from time to time by the Committee. For purposes of the 2024 Plan, “fair market value” means the closing sale price for the primary trading session in the principal U.S. market for the Company’s common stock on the first trading day immediately prior to the date of grant.

The purchase price for any shares purchased pursuant to exercise of a stock option granted under the 2024 Plan must be paid in full upon exercise of the stock option either in cash, or, in the discretion of the Committee and upon such terms and conditions as it may approve (in the case of incentive stock options, such determination shall be made at the time of grant), the exercise price may be paid by (a) transferring to the Company shares of previously acquired common stock, at their fair market value on the date of delivery, (b) through a “cashless” exercise program established with a broker, (c) with respect to non-qualified stock option only, by a reduction in the number of shares of common stock otherwise deliverable upon exercise of the non-qualified stock option, (d) by a combination of these methods, or (e) in such other manner as the Committee may determine. No fractional shares may be tendered or will be accepted in payment of the purchase price upon exercise. The foregoing alternatives are, however, subject to any applicable limitations on loans to officers and to applicable “insiders” and other trading rules and regulations of the SEC.
No incentive stock option may be granted to an optionee, which, when combined with all other incentive stock options becoming exercisable in any calendar year that are held by that optionee, would have an aggregate fair market value in excess of $100,000 (or such other limit as then in effect under the Code), as determined at the time of grant. In the event an optionee is awarded $100,000 in incentive stock options which all vest in the same calendar year, any incentive stock options in excess of $100,000 which vest during the same year will be treated as non-qualified stock options.
Non-qualified stock options may, in the sole discretion of the Committee, be transferable to a permitted transferee, upon written approval of the Committee to the extent provided in the Award agreement. If the Award agreement so provides, then non-qualified stock options are generally transferable to family members by gift or by will or the laws of descent and distribution.
Stock options granted under the 2024 Plan shall be exercisable at such times and shall be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants.
Stock Appreciation Rights.   Stock appreciation rights (“SARs”) are subject to the terms and conditions set by the Committee and may be granted on a stand-alone basis (“free-standing rights”) or in tandem with stock options granted under the 2024 Plan (“related rights”). A SAR granted under the 2024 Plan entitles its holder to receive, at the time of exercise, an amount per SAR equal to the excess of the fair market value at the date of exercise of a share of our common stock over a specified exercise price fixed by the Committee. Payment may be made in cash, shares of common stock, or in any combination of the two, as determined by the Committee.
The exercise price of a free-standing right shall not be less than 100% of the fair market value of one share of common stock on the date of grant of the SAR. A related right will have the same exercise price, is transferable upon the same terms and conditions and is exercisable only to the same extent as the related stock option. Upon the exercise of a related right, the number of shares of common stock for which any related stock option is exercisable will be reduced by the number of shares for which the related right has been exercised.
Restricted Stock.   Restricted stock consists of shares of common stock that are transferred or sold to a Participant but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the Participant. The Committee determines the eligible Participants to whom, and the time or times at which, grants of restricted stock will be made, the number of shares of common stock to be granted, the price to be paid, if any, the time or times within which the shares of common stock covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the Awards. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company, the passage of time or other restrictions or conditions determined by the Committee. Unless otherwise provided in the Award agreement, the restricted stock Participants generally have the rights and privileges of a shareholder, including the right to vote and receive dividends on the restricted stock. In the event a restricted stock Participant is entitled to receive dividends on the restricted stock, the right to such dividends will be subject to the same restrictions applicable to the restricted stock and such dividends will be distributed only upon the release of the restrictions on the applicable restricted stock to which the dividends relate.

Restricted Stock Units.   Restricted stock units (“RSUs”) are hypothetical common stock units that have a value equal to the fair market value of an identical number of shares of our common stock and entitle the Participant to payment in cash or shares of common stock upon the expiration of the restricted period. The Committee determines the eligible Participants to whom, and the time or times at which, grants of RSUs will be made, the number of RSUs to be granted, the time or times at which the restrictions will terminate, the time or times at which settlement or payment of the RSUs will be made and all other terms and conditions of an RSU Award. A Participant has no voting rights with respect to RSUs. RSUs awarded to Participants are subject to forfeiture until the expiration of the restricted period including satisfaction of any applicable performance goals during such period. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company, the passage of time or other restrictions or conditions determined by the Committee. Upon the expiration of the restricted period, upon the payment date specified in the RSU Award agreement, we will deliver to the Participant, or his or her beneficiary, without charge, one share of common stock for each outstanding vested RSU and cash or, at the discretion of the Committee, shares of common stock having a fair market value equal to any dividend equivalents credited on the RSUs, if any; provided, however, that, if explicitly provided in the applicable Award agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part common stock in lieu of delivering only shares of common stock for vested RSUs.
Performance Awards.   The Committee has the authority, at the time of grant of any Award described in the 2024 Plan to designate such Award as a performance Award based on the Participant’s right to such Award, including the grant, vesting or settlement of the Award being based on performance criteria and/or goals determined by the Committee. The performance goals may consist of one or more business or other criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee. The Committee may determine that performance Awards will be granted and/or settled upon the achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, vesting and/or settlement of a performance Award. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries, or business segments, as applicable and may differ for performance Awards granted to any one Participant or to different Participants. All determinations by the Committee as to the establishment of performance goals, the amount of any potential individual performance Awards and the achievement of performance goals relating to performance Awards will be made in writing.
Deferral of Awards
The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of common stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.
Effect of Certain Events on Awards
In the event of any material change in the outstanding shares of common stock by reason of any stock dividend or split, combination or exchange of shares, recapitalization or other change in our capital structure, the Committee shall make such substitution or adjustment as may be deemed equitable as to (a) the number and kind of securities to be delivered under the 2024 Plan, (b) the number and kind of securities subject to outstanding Awards, (c) the exercise price of any outstanding stock option or SAR or (d) any other characteristics or terms of the Awards as it may determine necessary to preserve the economic intent of Awards outstanding under the 2024 Plan.
In the event of a change of control of the Company, the Committee may provide without further consent or agreement by the Participant, that Awards will be assumed, or substantially equivalent Awards will be substituted by the acquiring or succeeding corporation with appropriate adjustments as to the number and kind of shares and prices. To the extent Awards are not assumed by the acquiring or succeeding corporation, the Committee may provide either (a) that outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, prior to or upon consummation of the change of control of the Company and to the extent not exercised, will be terminated in connection with the change of control of the Company or (b) that outstanding Awards will be terminated in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the change of control of the Company.
For purposes of the 2024 Plan, a change of control generally occurs when: (1) any corporation, person or group obtains common stock that represents 50% or more of the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding voting securities; (2) the majority of our directors constituting our Board on the Effective Date changes, subject to certain exceptions; (3) a reorganization, merger, statutory share exchange or similar corporate transaction involving the Company that requires approval of the Company’s shareholders occurs, unless following the transaction, (i) more than 50% of the voting power of the surviving company, or, if applicable, a sufficient number of voting securities eligible to elect a majority of the board of directors of the parent entity of the surviving entity, in either case, is held by the same holders, in substantially the same proportion, of the voting securities as immediately prior to the transaction, (ii) no person holds 50% or more of the voting power of the outstanding securities eligible to elect members of the board of directors of the parent or surviving entity, or (iii) at least a majority of the members of the board of directors of the parent or surviving company are the same as those prior to the corporate transaction; or (4) one person, or more than one person acting as a group, acquires or has acquired all or substantially all of the assets of the Company and its subsidiaries in one or a series of transactions. A change of control does not include a transaction solely undertaken to change the jurisdiction of the Company’s incorporation.
Unless otherwise provided in an Award agreement, or unless the Award has been terminated in connection with a change in control of the Company, in the event of a Participant’s termination of service by the acquiring or succeeding corporation without cause or by the Participant for good reason during the 24-month period following a change of control of the Company, all outstanding stock options and SARs will become immediately exercisable, the restricted period will expire immediately with respect to all outstanding shares of restricted stock and RSUs, and all performance goals and other vesting criteria will be deemed achieved at the greater of (i) 100% of target levels and (ii) actual performance as of the date of the change of control, with respect to outstanding performance Awards.
Termination of Employment
Unless the applicable Award agreement provides otherwise, in the event of a Participant’s termination of employment or service due to his or her death or disability, such Participant’s stock options and/or related rights (to the extent exercisable at the time of such termination) will remain exercisable until the date 12 months following such termination (but not beyond the original expiration of the term of the stock option or related right) and thereafter will be canceled and forfeited to the Company. Unless the applicable Award agreement provides otherwise, in the event of a Participant’s voluntary termination of employment or service (and not due to such Participant’s death or disability), such Participant’s stock options and/or related rights (to the extent exercisable at the time of such termination) will remain exercisable until three months following such termination (but not beyond the original term of the stock option or related right) and thereafter will be canceled and forfeited to the Company. In the event of a Participant’s termination of employment or service for cause, such Participant’s outstanding stock options and/or related rights will immediately be canceled and forfeited to the Company, regardless if vested.
The vesting and/or forfeiture of any other type of Award in connection with a termination of employment or service will be as provided for in the applicable Award agreement.
Amendment and Termination of the 2024 Plan
The Board may amend, alter, suspend or terminate the 2024 Plan provided that no such amendment or termination of the 2024 Plan or amendment of outstanding Awards may materially impair the previously accrued rights of any recipient of an Award under the 2024 Plan without his or her written consent. The Board will be required, however, to obtain approval of the shareholders of any amendment of the 2024 Plan that is required by law, rule or regulation, as determined by the Company.

The 2024 Plan will terminate on the 10 year anniversary of the Effective Date unless the 2024 Plan is terminated earlier by our Board or due to delivery of all shares of common stock available under the 2024 Plan. No Awards may be granted under the 2024 Plan once it terminates; however, any Awards outstanding when the 2024 Plan terminates will remain outstanding until such Awards vest, are exercised, terminate or expire.
U.S. Federal Income Tax Consequences
The federal income tax consequences to the Company and to its eligible employees or directors of various Awards under the 2024 Plan are complex and subject to change. The following discussion is only a summary of some of the general rules applicable to the 2024 Plan, based on federal income tax laws in effect on the date of this Proxy Statement, and is intended solely for the general information of the shareholders considering how to vote with respect to this proposal and not as tax guidance to Participants in the 2024 Plan. This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular Participant based upon his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code § 409(A)), or other tax laws other than federal income tax law.
The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties.
Because individual circumstances may vary, we strongly advise all Participants to consult with their tax advisors concerning the tax implications and treatment of Awards granted under the 2024 Plan.
This summary assumes that all Awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If an Award fails to comply with Section 409A of the Code, the Award may be subject to immediate taxation, interest and tax penalties in the year the Award vests or is granted.
Stock Options.   The grant of stock options under the 2024 Plan will not result in taxable income to the grantee of the option or an income tax deduction for the Company. The transfer of common stock to an option holder upon exercise of his or her options may or may not, however, give rise to taxable income to the option holder and tax deductions for the Company, depending upon whether the options are “incentive stock options” or “non-qualified stock options.”
Upon the exercise of a non-qualified stock option by an option holder, such holder will recognize taxable compensation income (which is subject to tax at ordinary rates), and the Company will recognize a corresponding deduction for compensation paid, equal to the difference, if any, between the fair market value of the shares of common stock acquired by exercising the option, minus the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the date of such exercise will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares, long-term if the holder holds those shares for more than a year after the date of exercising the option.
In general, the exercise of an incentive stock option is exempt from income tax (although not from the alternative minimum tax) and does not result in a tax deduction for the Company if the holder has been an employee of ours at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to death or disability). If the holder has not been so employed during that time, the holder will be taxed as described above for nonqualified stock options. If the option holder disposes of the shares purchased more than two years after the incentive stock option was granted and more than one year after the option was exercised, then the option holder will recognize gain or loss upon disposition of those shares as long-term capital gain or loss. If, however, the option holder disposes of the shares prior to satisfying these holding periods (known as “disqualifying dispositions”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the lesser of (1) the fair market value of the shares at the date of exercise minus the exercise price, or (2) the amount realized upon the disposition of the shares minus the exercise price. The Company would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition of the shares would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the option holder. Such capital gain or loss would be long-term if the holder holds those shares for more than a year after the date of exercising the option.
Stock Appreciation Rights and Restricted Stock Units.   The granting of SARs and RSUs does not result in taxable income to the recipient or a tax deduction for the Company. Upon exercise of an SAR or the settlement of an RSU, the amount of any cash the Participant receives and the fair market value of any common stock received are taxable to the Participant as ordinary income and such amount will be deductible by the Company.
Restricted Stock.   Unless an election is made by the recipient under Section 83(b) of the Code, a Participant will not recognize any taxable income upon the Award of shares of restricted stock that are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock, if any, will be taxable as compensation income to the Participant. Generally the Participant will recognize taxable ordinary income at the first time the shares of restricted common stock become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse, less any amount paid with respect to the Award of restricted stock. The recipient’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The recipient’s holding period will commence on the date on which the restrictions lapse.
As indicated above, a Participant may elect, under Section 83(b) of the Code, to recognize taxable ordinary income upon the Award date of restricted stock (rather than being taxed as described above) based on the fair market value of the shares of common stock subject to the Award on the date of the Award. If a Participant makes that election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the Participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock Award lapse. Assuming compliance with the applicable tax withholding and reporting requirements, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a Participant in connection with his or her restricted stock Award in the taxable year in which that Participant recognizes that ordinary income.
Performance Awards.   The granting of a performance Award (whether payable in shares or cash) generally should not result in the recognition of taxable income by the recipient or a tax deduction by the Company. The payment or settlement of these Awards should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the shares of common stock received, and a corresponding tax deduction by the Company. If the shares covered by the Award are not transferable and are subject to a substantial risk of forfeiture, the tax consequences to the Participant and the Company will be similar to the tax consequences of restricted stock Awards described above. If the Award consists of unrestricted shares of common stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the Award, and the Company will be entitled to a corresponding tax deduction.
Benefits to Named Executive Officers and Others
No awards have been granted under the 2024 Plan. If the 2024 Plan is approved, awards will be granted at the discretion of the Committee. Accordingly, future benefits or amounts that will be received or allocated under the 2024 Plan are not currently determinable.
Vote Necessary to Approve Proposal 2
The affirmative vote of a majority of the votes cast on the proposal at the annual meeting at which a quorum is present is required to approve the 2024 Plan. The Board of Directors recommends that you vote FOR Proposal 2, and proxies received by the Board of Directors will be so voted in the absence of instructions to the contrary.

PROPOSAL FOR RATIFICATION OF AUDITORS
(Proposal 3 on Proxy Card)
Our Audit Committee has appointed the firm Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the year ending December 31, 2024. The Board has directed that management submit the appointment of EY as our independent registered public accounting firm for ratification by our shareholders at the annual meeting. EY has served as our independent registered public accountant since April 2016.
Ratification of the appointment of EY as our independent registered public accounting firm by our shareholders is not required under our bylaws or otherwise. However, the Board is submitting this appointment to the shareholders for ratification as a matter of good corporate practice. In the event our shareholders fail to ratify the appointment of EY, the Audit Committee will not be required to replace EY as our independent registered public accounting firm. In the event of such a failure, the Audit Committee and the Board will reconsider whether or not to retain that firm for future service. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if it believes that such a change would be in our and our shareholders’ best interest.
Neither EY, any of its members nor any of its associates, to the best of our knowledge, has any financial interest in our business or affairs, direct or indirect, or any relationship with us other than in connection with its duties as independent accountants. Representatives of EY are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Vote Necessary to Ratify Proposal 3
The affirmative vote of a majority of the votes cast on the proposal (assuming a quorum is present) is required for the ratification of the appointment of the independent registered public accounting firm. The Board of Directors unanimously recommends a vote FOR the ratification of appointment of the independent registered public accounting firm, and proxies received by the Board of Directors will be so voted in the absence of instructions to the contrary.

DELINQUENT SECTION 16(a) REPORTS
Our executive officers and directors and persons who own beneficially more than 10% of our equity securities are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in their ownership of our securities with the SEC. They must also furnish copies of these reports to us. Based solely on a review of those reports and written representations from the reporting persons, we believe that for our 2023 fiscal year our executive officers, directors and 10% beneficial owners complied with all applicable Section 16(a) filing requirements, except as provided herein.
Each of Mr. Dunbar, Mr. Ambrose, Mr. Brissenden, Ms. Sanchez, Mr. Ball, Mr. McEwen and Mr. Darveau-Garneau failed to disclose one transaction that should have been disclosed on a Form 4 on a timely basis. Mr. Spears failed to disclose two separate transactions, each of which should have been disclosed on a Form 4 on a timely basis. Each of Mr. Shaver, Ms. Diges and Mr. Ing failed to disclose three transactions, each of which should have been disclosed on a Form 4 on a timely basis. Each of these individuals have since filed a Form 5 on a timely basis to disclose the omitted transaction(s).

CORPORATE GOVERNANCE
Communications to the Board of Directors
Our Board of Directors maintains a policy of reviewing and considering communications from our shareholders and other interested parties. Any interested party who desires to contact the Board of Directors may do so by fax, telephone, electronic or regular mail addressed to the Board of Directors, c/o Carmen Diges, General Counsel and Secretary, 150 King Street West, Suite 2800, Toronto, Ontario, Canada M5H 1J9, telephone (647) 258-0395, ext. 130, facsimile (647) 258-0408 or via e-mail to: directors@mcewenmining.com. Such communications can be sent to the Board by mail in a sealed envelope addressed to an individual director, the non-management directors or the full Board. Our General Counsel will deliver the envelope unopened (1) if addressed to a director, to the director, (2) if addressed to the Board, to the Chairman of the Board who will report thereon to the Board, or (3) if addressed to the non-management directors, to the Chair of the Audit Committee who will report thereon to the non-management directors. The General Counsel will forward the communication to the intended recipient.
Our directors periodically review communications from shareholders and other interested parties and determine, in their discretion, whether the communication addresses a matter that is appropriate for consideration by the Board.
Board Leadership and Risk Oversight
The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interests of the Company to make that determination based on the status and direction of the Company and the membership of the Board. The Board has determined that at present, having the Company’s Chief Executive Officer serve as Chair is in the best interest of the Company’s shareholders. This structure makes the best use of Mr. McEwen’s extensive knowledge of the Company and the mining industry, as well as fostering greater communication between the Company’s management and the Board.
The Chair of the Audit Committee of the Board serves as the presiding director for any meeting of the non-management or independent members of our Board of Directors. See our website at www.mcewenmining.com/investor-relations/corporate-governance for additional information about our corporate governance.
Companies face a variety of risks, including financial reporting, legal, credit, liquidity, reputational and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that the Company faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board Committee in order that we can prepare accordingly, (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (4) integrate risk management into Company decision-making.
The Board as a whole oversees risk management after receiving briefings provided by management and advisors, as well as its own analysis and conclusions, regarding the adequacy of the Company’s risk management processes.
Board Committees and Meetings
Our Board of Directors currently maintains a standing (i) Audit, (ii) Compensation, Nominating and Corporate Governance, (iii) Environmental, Health & Safety Committee, and (iv) Disclosure Committee. During the year ended December 31, 2023, the Board of Directors met eight times and took action by consent in lieu of a meeting on ten other occasions. No director who served as such in 2023 attended less than 75% of the meetings held during 2023, including Committee meetings of which the director was a member.
Additionally, we hold regular meetings of our non-management directors pursuant to NYSE Rules. During the year ended December 31, 2023, our non-management directors met eight times.
While we do not have a formal policy regarding attendance at annual meetings, directors are encouraged to attend the annual meeting of shareholders and receive communications directly from shareholders at that time. One of our directors then serving was unable to attend the 2023 annual meeting; otherwise all of our then serving directors and director nominees attended the 2023 annual meeting.
Audit Committee
Our Audit Committee is comprised of Richard Brissenden (Chair), Robin Dunbar and Ian Ball. The Audit Committee, among other things, appoints and oversees the independent registered accounting firm that audits our financial statements and assists the Board with oversight of the integrity of our financial statements. The Audit Committee is responsible for reviewing the proposed scope, content and results of the audit performed by the auditors and any reports and recommendations made by them. The Audit Committee also oversees our financial reporting process and is responsible for drafting an annual report to be included in our proxy statement. All of the members of the Audit Committee are independent as defined under the NYSE Rules and Rule 10A-3 of the Exchange Act. The Audit Committee met four times during the last fiscal year. The written charter for the Audit Committee is available on our website at http://www.mcewenmining.com/investor-relations/corporate-governance.
Our Board of Directors has determined that Richard Brissenden, Chair of the Audit Committee, qualifies as an Audit Committee financial expert in that he has (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls over financial reporting; and (v) an understanding of Audit Committee functions. Mr. Brissenden acquired these attributes through experience in analyzing financial statements as a member of management of numerous other public companies; through his experience as a director and audit committee member for other public companies; and, through his formal education, including qualification as a Chartered Professional Accountant in the Province of Ontario, Canada and a graduate of the Director’s Education Program of the Institute of Corporate Directors with an ICD.D designation.
Audit Committee Report.   The Audit Committee of the Board of Directors is pleased to present this Audit Committee Report:
We have reviewed and discussed the audited consolidated financial statements of McEwen Mining Inc. for the year ended December 31, 2023 with management and have reviewed related written disclosures of Ernst & Young LLP (“EY”), our independent accountants for 2023, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, with respect to those statements. We have reviewed the written disclosures and the letter from EY required by regulatory and professional standards and have discussed with EY its independence in connection with its audit of our most recent financial statements. Based on this review and these discussions, we recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023.
Fees for audit services and related expenses include fees associated with the annual audit, integrated audit of internal controls over financial reporting, reviews of our quarterly reports on Form 10-Q, and assistance with and review of documents filed with the SEC. The following table sets forth fees paid to EY for the years ended December 31, 2023 and December 31, 2022:
	2023	2022
Audit Fees	$1,496,370	$1,015,591
Audit-Related Fees	—	—
Tax Fees	263,456	195,915
All Other Fees	—	—
Total Fees	$1,759,826	$1,211,506
Tax Fees consisted of consulting fees related to filing the 2022 U.S. and Canadian corporate tax returns.

It is the policy of the Audit Committee to engage the independent registered public accounting firm selected to conduct the financial audit for our company and to confirm, prior to such engagement, that such independent registered public accounting firm is independent of the Company. Also in keeping with its policy, all services of the independent registered public accounting firm reflected above were pre-approved by the Audit Committee.
Richard Brissenden (Chair and member)
Robin Dunbar (member)
Ian Ball (member)
Compensation, Nominating and Corporate Governance Committee
The Compensation, Nominating and Corporate Governance Committee combines the functions formerly served by the Compensation Committee and the Nominating and Corporate Governance Committee, which were combined in 2022 as a result of complete overlap in the members of each committee. As such, it is responsible for reviewing and approving the compensation of our executive officers and directors and our general compensation, benefits and perquisites policies and practices, including, without limitation, our incentive-compensation plans and equity-based compensation plans (in circumstances in which equity-based compensation plans are not subject to shareholder approval, such plans shall be subject to Committee approval). The Committee is also responsible for reviewing and approving the goals and objectives relevant to the compensation of our Chief Executive Officer and reviewing and making recommendations to the Board with regard to the compensation of our directors. The Committee may delegate to our Chief Executive Officer the responsibility for reviewing the compensation of our named executive officers other than the Chief Executive Officer. However, any recommendations by the Chief Executive Officer are submitted to, reviewed and approved by, the Committee.
The Committee is also responsible for periodically reviewing the size and composition of the Board and its committee structure, identifying individuals that it believes are qualified to become members of the Board based on criteria approved by the Board, recommending nominees to the Board for the next annual meeting of shareholders, overseeing new director orientation and training and recommending and reviewing the corporate governance principles applicable to our directors, officers and employees.
The Committee will consider director candidates nominated by shareholders in accordance with our Bylaws and will apply the same criteria to shareholder recommendations as it does to other nominees considered by the Committee. A shareholder who wishes to recommend a prospective director nominee should send a letter directed to the Compensation, Nominating and Corporate Governance Committee, c/o Carmen Diges, General Counsel, 150 King Street West, Suite 2800, Toronto, Ontario, Canada M5H 1J9.
Such letter must be signed and dated and submitted to us by the date mentioned in this proxy statement under the heading PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS. The following information must be included in or attached to the letter:
•
name and address of the shareholder making the recommendation;

•
proof that the shareholder was the shareholder of record, and/or beneficial owner of common stock as of the date of the letter;

•
the name, address, resume of the recommended nominee and other information described in our Bylaws relating to the nominee, including all relationships which would be required in a proxy statement for which proxies are solicited; and

•
the written consent of the recommended nominee to serve as a director if so nominated and elected.

Specific minimum qualifications for directors and director nominees which the Committee believes must be met in order to be so considered include management experience, exemplary personal integrity and reputation, sound judgment, and sufficient time to devote to the discharge of his or her duties.
If vacancies are anticipated or otherwise arise, the Committee considers candidates for director suggested by members of the Board, management, shareholders and other parties. The Committee evaluates new nominees based on criteria including, but not limited to, independence, diversity of experience compared to other directors, age, skills, experience, diligence, potential conflicts of interest, time availability, and if warranted, may interview the nominee in person or via the telephone. There are presently no differences in the manner in which the Committee evaluates nominees for director, whether the nominee is recommended by a shareholder or any other party.
The Committee is currently comprised of Allen Ambrose (who serves as Chair), Robin Dunbar, and Merri Sanchez. All of the directors presently serving on the Committee are independent as defined in the NYSE Rules. The Committee met four times during the last fiscal year. A current copy of the Compensation, Nominating and Corporate Governance Committee Charter is available on our website at http://www.mcewenmining.com/investor-relations/corporate-governance. The charter is reviewed annually and updated as necessary or appropriate.
Compensation Committee Report.   The Compensation, Nominating and Corporate Governance Committee is pleased to present the following Committee report:
We have reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement. Based upon review of the discussions herein, the Compensation, Nominating and Corporate Governance Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Respectfully submitted,
Allen Ambrose (Chair and member)
Robin Dunbar (member)
Merri Sanchez (member)
Compensation Committee Interlocks and Insider Participation
No member of the Compensation, Nominating and Corporate Governance Committee served as an officer or employee of McEwen Mining during 2023 or was formerly an officer or employee of McEwen Mining or had any relationship requiring disclosure under the related party transaction rules promulgated by the SEC. We are not aware that any relationships existed during 2023 where any of our executive officers served as a member of the Compensation Committee of another entity whose executive officers served on our Board of Directors or Compensation, Nominating and Corporate Governance Committee or where any of our executive officers served as a director of another entity whose executive officers served on this Committee.
Environmental, Health & Safety Committee
The purpose of the Environmental, Health & Safety Committee is to assist the Board of Directors in fulfilling its oversight responsibilities including, but not limited to: establishing and reviewing environmental, health and safety policies; overseeing the management and implementation of systems necessary for compliance with the policies; monitoring the effectiveness of policies, systems and processes; monitoring trends; and, reviewing and monitoring the overall environmental, health and safety performance of McEwen Mining. The Committee consists of Messrs. William Shaver, who serves as Chair, Allen Ambrose and Richard Brissenden, and met four times during the last fiscal year.
A current copy of the Environmental, Health & Safety Committee Charter is available on our website at http://www.mcewenmining.com/investor-relations/corporate-governance. The charter is reviewed annually and updated as necessary or appropriate.
Disclosure Committee
The Disclosure Committee was formed on August 4, 2024. The purpose of the Disclosure Committee is to assist the Board in fulfilling its disclosure responsibilities by establishing and maintaining disclosure controls and procedures including oversight of strategy, investor relations outreach, and media relations. This includes, but is not limited to: communicating press releases, written statements made in annual and quarterly reports, communications to shareholders, documents filed with the securities regulatory authorities, communications made during investor conferences, speeches made by senior management, oral statements made in the course of meetings or calls with securities markets professionals, shareholders, media or other external audiences, websites and social media communications to its shareholders, the media and members of the investment community.
The Committee consists of Ian Ball, who serves as Chair, and Michelle Makori. The Disclosure Committee met one time during the last fiscal year.
Board Diversity
The Board does not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Compensation, Nominating and Corporate Governance Committee annually reviews the individual skills and experience of the directors, as well as the composition of the Board as a whole, and strives to nominate individuals with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, experience and expertise to oversee the Company’s businesses. This assessment includes consideration of independence, diversity, age, skills, expertise, time availability, and industry backgrounds in the context of the needs of the Board and the Company. The Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board.
Family Relationships
There are no family relationships among any of our directors, director nominees, or executive officers.
Other Corporate Governance
We maintain a Code of Business Conduct and Ethics and a set of Corporate Governance Guidelines. The Code of Business Conduct and Ethics is applicable to all directors, officers and employees, and sets forth our policies and procedures with respect to the conduct of our business. Some examples of conduct addressed in our ethics code include conflict of interest situations, anti-corruption, fair dealing with others, confidentiality, and compliance with laws and regulations. The Corporate Governance Guidelines further articulate how we will conduct ourselves through our Board of Directors and the qualifications and expectations for the Board. A current copy of these documents is available on our website at http://www.mcewenmining.com/investor-relations/corporate-governance.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation Discussion and Analysis
The individuals who served as our principal executive officer and principal financial officer during the year ended December 31, 2023, the individuals who were among our three most highly compensated executive officers serving as such as of the end of 2023 (who were not our principal executive officer and principal financial officer), and up to two individuals who would have been among our three most highly compensated executive officers but for the fact that those individuals were not serving as an executive officer at the end of 2023, are referred to as “named executive officers” throughout this Compensation Discussion and Analysis.
Overview of Compensation Philosophy, Objectives and Policies
Our goal in designing our executive and employee compensation is to achieve three principal objectives. First, the program is intended to be fully competitive so that we may attract, motivate and retain talented executives and key employees. Second, the program is intended to create an alignment of interests between our executives and key employees, on the one hand, and our shareholders, on the other, such that a portion of each executive’s or key employee’s compensation consists of awards of stock options or restricted stock grants. In this manner, if the price of our stock increases over time, our executive officers, key employees and our shareholders will benefit. The compensation program is designed to reward performance that supports our principles of building long-term shareholder value and may also recognize individual performance from time to time which the Compensation Committee believes contributes to the success of our company. Third, we believe our compensation program should reflect our corporate culture, which includes carefully managing operating expenses, including compensation, and rewarding executives and other employees in the event that McEwen Mining is successful. To promote this culture, our executives receive what we believe to be competitive base salaries and are eligible to receive bonuses in the event their performance merits such bonuses and McEwen Mining is successful in achieving its strategic targets. Executives may also earn significant gains from equity awards in the event of an increase in the price of our common stock. Our corporate culture also emphasizes teamwork, especially among our executive officers. To encourage teamwork, we structure executive compensation (particularly base salary and bonus amounts) at similar levels for similarly situated members of our executive team. We do not believe our compensation program creates incentives for our employees to engage in risk-taking behavior that would likely have a significant adverse impact on our company.
Our shareholders overwhelmingly approved the compensation of our named executive officers at our 2022 annual meeting. Further, at that meeting, our shareholders agreed to hold the advisory vote on our executive compensation once every three years. As a result, we have not made any significant changes to our compensation philosophy or policies for 2023.
Elements and Mix of Compensation
Our present compensation structure for the named executive officers generally consists of salary and incentive compensation. The incentive component consists of a short-term cash portion and a long-term equity portion. We believe the present structure achieves our compensation objectives.
The compensation of our named executive officers is designed to be competitive so that we may attract and retain talented executives. Discretionary bonus compensation is designed to reward individual performance and recognize achievement of corporate objectives. The long-term equity portion of the compensation of the named executive officers is designed to align the interests of the executives and key employees with our shareholders by encouraging equity ownership through awards of stock options to executive officers and key employees and to motivate our named executive officers and other key employees to contribute to an increase in shareholder value. While equity ownership is highly encouraged, we do not presently have a policy that requires our named executive officers or directors to own shares of our stock.
We have adopted a policy for our employees, including our senior executive officers, and directors which prohibits short sales of our common stock (with the exception of such sales in connection with exercise of stock options), options trading, and hedging transactions with regard to our common stock. This policy applies whether or not the equity securities were acquired through our compensation program.

Determining Executive Compensation
Generally, the Compensation Committee (now, Compensation, Nominating and Corporate Governance Committee) meets in January each year to review and recommend to the Board the level of compensation for the named executive officers and key employees for the current year. In establishing our executive compensation, the Compensation Committee consults with our senior management, including our Chief Executive Officer. Our Chief Executive Officer reports to the Committee regarding the individual performance of the other named executive officers. Additionally, the Committee considers recommendations from the named executive officers regarding incentive compensation for key employees who report to that executive officer. The Board also reviews compensation in December and considers cash bonuses at that time as it can review the performance of relevant individuals for the prior fiscal year.
Our consideration of base salary for the named executive officers has traditionally been based upon a review of broad-based information obtained from third parties to obtain an understanding of current compensation practices.
With regard to the other named executive officers, our Chief Executive Officer recommends the form and amount of compensation that he deems appropriate for the respective individuals. He believes that the base salary of the named executive officers should be competitive and should be augmented with discretionary cash bonuses. He believes that the base salary should generally be within the range of perceived peers for comparable positions, but in the lower percentile of those peers, and in line with our status as a relatively smaller metal producer.
The Compensation Committee, in establishing compensation for 2023, did not target a specific percentile in the perceived range of comparative information for each individual executive or for each component of compensation. Instead, the Compensation Committee structured a total compensation package in view of the perceived information and such other factors specific to the executive, including level of responsibility, prior experience, expectations of future performance and our corporate culture. The Compensation Committee uses its judgment in identifying comparative information.
As discussed in more detail below, in 2023, each executive received compensation comprised of a base salary, and was eligible for an equity award. The amount of compensation allocated to each element of compensation is determined on a case-by-case basis. We do not have a specific policy for allocating between long-term and currently paid-out compensation, or policies for allocating between cash and non-cash compensation.
Cash bonuses are a form of short-term incentive compensation which may be recommended by the Compensation Committee in its discretion, based on individual and overall company performance. There is no specific bonus plan or policy in place setting forth timing of awards or establishing specific performance objectives. The Compensation Committee, with recommendations from the Chief Executive Officer, determines and recommends the amounts and timing of any bonus awards.
The long-term equity compensation component of our compensation program is comprised of stock option awards and makes up a significant part of our named executive officers’ compensation package. Under our 2021 Plan, we are authorized to issue incentive and non-qualified stock options, to make grants of stock and award grants of restricted stock to the officers, directors and key employees of our company, including the named executive officers. Effective January 2010, the Board adopted a policy that requires all stock options awarded be subject to a minimum vesting period of three years beginning one year from the date of grant. The stock options are priced at or above the closing market price of our common stock on the grant date, which is the date the Board approves the award, unless circumstances such as non-public material information require a later date. The Committee also takes into consideration the potential tax consequences to the recipient and to our company when determining the form of award. Due to our status as a smaller producer, and our need to conserve working capital to reinvest in our business, our compensation structure is weighted more toward performance bonuses and/or equity compensation and less toward base salary.
Specific Compensation Decisions
During 2023, Robert McEwen, our Chief Executive Officer, was paid a salary of $1, which has been his salary since 2017. Prior to that time, for the entire time he has served as our Chief Executive Officer, he has declined any salary. Mr. McEwen refused any salary to demonstrate his alignment with the interest of the other shareholders of our company.
Our remaining executive officers received base salaries during 2023 in accordance with their respective written employment agreements or as otherwise agreed with our Company. The Compensation Committee believes that these base salaries were appropriate in light of each of those officer’s area of responsibility and level of experience and was reasonable in the industry based on information possessed by members of the Committee from experience within our industry. There were no changes to the base salaries of any named executive officer during 2023. However, certain of our officers, including Mr. Ing and Mr. Shaver, have agreed to defer payment of their salaries and are expected to receive shares of stock to satisfy deferred amounts.
We do not use a formula or set a timeline in determining the amount of equity awards for our named executive officers. Instead, the Compensation Committee exercises its judgment and discretion and considers, among other things, the role and responsibility of the executive, competitive factors, the amount of stock- based equity compensation already held by the executive, the performance of our common stock, the estimated value of the equity awards, non-equity compensation received by the executive, and the total number of shares to be granted to participants during the year. In view of the overwhelming support that we received from the advisory vote on our executive compensation at our 2022 annual meeting, we did not make any material changes to our compensation policies, programs or decisions for 2023.
Additional benefits provided to executive officers and key employees as part of their compensation packages include health, life and disability insurance. To the extent the named executive officers participate in these programs, they do so generally on the same basis as our other employees. Our named executive officers do not receive perquisites and we do not maintain any non-equity incentive plans or deferred compensation plans.
Summary Compensation Table
The following table sets forth the total compensation paid by us during the last three completed fiscal years to our named executive officers:
	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Robert R. McEwen Chairman and Chief Executive Officer	2023	1	—	—	336,330	5,838	342,169
	2022	1	—	—	—	3,585	3,586
	2021	1	—	—	—	3,705	3,706
Perry Ing Interim Chief Financial Officer(6)	2023	222,595(1)	36,076(1)	16,887	168,165	—	443,722
	2022	230,743	—	—	—	—	230,743
	2021	—	—	—	—	—
William Shaver Interim Chief Operating Officer(5)	2023	289,420(1)	13,852(1)	34,161	201,798	—	539,231
	2022	287,140	—	—	—	—	287,140
	2021	—	—	—	—	—
Carmen Diges General Counsel and Corporate Secretary(6)(7)	2023	89,106(1)	12,552(1)	14,715	67,266	258,071	441,709
	2022	—	—	—	—	—	—
	2021	—	—	—	—	—	—
Stefan Spears Vice President, Corporate Development(6)	2023	170,978(1)	175,000	4,886	67,266	13,434(8)	439,245
	2022	152,452	—	—	—	9,882(8)	162,334
	2021	151,974	—	—	—	7,290(8)	159,264

(1)
Represents amounts earned and accrued in 2023 for services rendered. Certain of these amounts are anticipated to be paid in the form of stock awards.

(2)
Calculated using the Black-Scholes option pricing model. Please see Note 13 to the consolidated financial statements filed with our Annual Report on Form 10-K for the year ended December 31, 2023 for a description of certain assumptions made in connection with the valuation of these option awards.

(3)
Amounts paid to the named executive officers represent payment or reimbursement for life insurance, health benefits, and travel unless otherwise stated.

(4)
Mr. Ing was appointed interim Chief Financial Officer effective June 6, 2022.

(5)
Mr. Shaver was appointed interim Chief Operating Officer effective June 6, 2022.

(6)
Portions of Messrs. Ing, Spears, and Ms. Diges are, or were, paid in Canadian dollars. The compensation reflected for them in the Summary Compensation Table has been converted to U.S. dollars using the average exchange rate for the applicable years as published by the Bank of Canada. For 2023 the average exchange rate was $0.7409 to C$1.00; for 2022, the average exchange rate was $0.7685 to C$1.00; and for 2021, the average exchange rate was $0.7963 to C$1.00.

(7)
Ms. Diges was not a named executive officer for 2021 or 2022. Amount listed in All Other Compensation column includes payment in the amount of $258,071 made during 2023 to REVlaw, a company owned by Carmen Diges, for legal services provided by REVlaw.

(8)
Includes amounts contributed by the Company under a company-sponsored defined contribution plan.

Employment Agreements
The named executive officers received salaries as provided by the terms of their respective employment agreements or as otherwise agreed with the Company. None of the current named executive officers other than Messrs. Ing and Spears have written employment agreements with us.
On May 24, 2019, we entered into an employment agreement with Stefan Spears. As stated in the agreement, he is entitled to receive a base annual salary of C$190,000 and entitled to participate in all employee benefit plans and long-term equity incentive plans accordingly with other senior executive officers of our company. As of December 31, 2023, Mr. Spears’ base annual salary was C$240,000. If Mr. Spears is terminated without cause, he would be entitled to notice equal to six months plus an additional month for each year of service up to a maximum of twelve months, or pay in lieu of such notice. Pay in lieu of notice includes all remuneration, including salary, benefits coverage, stock or share options, and all bonus entitlements that Mr. Spears would have been entitled to during the notice period. The calculation of such bonus shall be based on the average of the past two years bonus.
Further to Mr. Spears’ agreement, he is eligible to receive an annual bonus of up to 40% of his base salary, payable in cash or stock of the company at a time in the amount as determined by the Board in its sole discretion.
Effective May 15, 2022, we entered into a consulting agreement with Perry Ing, our interim Chief Financial Officer (“Consulting Agreement”). Pursuant to the Consulting Agreement, Mr. Ing (through his wholly-owned entity, 2085594 Ontario Inc.) agreed to serve as a consultant to the Company and is paid $1,500 per day, not to exceed $75,000 during the initial three month term of the Consulting Agreement. The terms of the Consulting Agreement have been continued for the duration of Mr. Ing’s tenure. Mr. Ing serves as an independent contractor and therefore is not entitled to any severance or other benefits from the Company.

GRANTS OF PLAN BASED AWARDS
The grants of plan based awards under our 2021 Plan to each named executive officer during the year ended December 31, 2023 are as follows:
Name	Grant Date(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stocks or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
		Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	($/sh)	($)(2)
Robert R. McEwen	06/29/2023	—	—	—	—	100,000	—	—	—	7.10	336,330
Perry Ing	06/29/2023	—	—	—	—	50,000	—	—	—	7.10	168,165
Perry Ing	09/29/2023	—	—	—	—	—	—	852(3)	—	—	5,538
Perry Ing	12/29/2023	—	—	—	—	—	—	14,699(4)	—	—	105,980
William Shaver	06/29/2023	—	—	—	—	60,000	—	—	—	7.10	201,798
William Shaver	09/29/2023	—	—	—	—	—	—	1,066(3)	—	—	6,929
William Shaver	12/29/2023	—	—	—	—	—	—	20,011(4)	—	—	144,279
Carmen Diges	06/29/2023	—	—	—	—	20,000	—	—	—	7.10	67,266
Carmen Diges	09/29/2023	—	—	—	—	—	—	966(3)	—	—	6,279
Carmen Diges	12/29/2023	—	—	—	—	—	—	10,017(4)	—	—	72,220
Stefan Spears	06/29/2023	—	—	—	—	20,000	—	—	—	7.10	67,266
Stefan Spears	09/29/2023	—	—	—	—	—	—	752(3)	—	—	4,886

(1)
All options are subject to a vesting schedule which requires that the named executive remain an employee of or consultant to the Company in order to exercise such options on the respective vesting date. The target amounts shown in the table represent the maximum number that may be earned if the vesting schedule is satisfied.

(2)
Calculated using the Black-Scholes option pricing model. Please see Note 13 to the consolidated financial statements filed with our annual report on Form 10-K for the year ended December 31, 2023 for a description of certain assumptions made in connection with the valuation of these option awards.

(3)
Represents shares of our common stock issued as bonus shares under our 2021 Plan. Each share was valued at $6.50 at the time of grant.

(4)
Represents shares of our common stock issued in lieu of cash compensation. Each share was valued at $7.21 at the time of grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The outstanding equity awards for each of our named executive officers as of December 31, 2023 are as follows:
Name	Number of Securities Underlying Unexercised Options				Stock Awards
	Exercisable(1)	Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Robert R. McEwen	50,000	—	12.50	9/28/2025	—	—	—	—
Robert R. McEwen	—	100,000	7.10	6/28/2028	—	—	—	—
Perry Ing	—	50,000	7.10	6/28/2028	—	—	—	—
William Shaver	—	60,000	7.10	6/28/2028	—	—	—	—
Carmen Diges	—	20,000	7.10	6/28/2028	—	—	—	—
Stefan Spears	—	20,000	7.10	6/28/2028	—	—	—	—

OPTION EXERCISES AND STOCK VESTED
There were no options exercised or stock vested by or on behalf of any of any of our named executive officers during the year ended December 31, 2023.

PENSION BENEFITS
None of our named executive officers participates in a plan that provides for payments or other benefits at, following, or in connection with retirement.

NON-QUALIFIED DEFERRED COMPENSATION
None of our named executive officers participated in or had account balances in non-qualified defined contribution plans or other non-qualified deferred compensation plans maintained by us during fiscal year 2023.

CEO PAY RATIO
As mandated by SEC rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the ratio of the annual total compensation of our Chief Executive Officer (“CEO”), Robert R. McEwen, to the annual total compensation of our median employee.
In accordance with the methodology set forth below, we have determined that the 2023 annual total compensation of the median employee who was employed as of December 31, 2023, excluding the CEO, was $60,000. Our CEO’s annual total compensation for 2023, as reported in the Summary Compensation Table above, was $342,169. Based on this information, the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all employees other than the CEO was 1 to 6. This pay ratio is a reasonable estimate calculated in accordance with SEC rules.
We selected December 31, 2023 as the date on which to determine our median employee. As of that date, our employee population consisted of 339 individuals working at the Company or any of our wholly- owned subsidiaries. To identify the median employee:
•
We used a cash compensation measure consistently applied to all employees, which included each employee’s gross earnings, consisting of cash base salary or wages plus overtime and cash bonus paid under our short-term incentive plan. We also consistently excluded non-cash compensation, such as non-cash bonus.

•
For employees that partially worked during the 2023 year, we annualized the compensation received but did not adjust for part-time status.

•
The cash compensation for our employees was derived from our payroll records and from payroll records maintained by our wholly-owned subsidiaries, in each case, for the period from January 1, 2023 through December 31, 2023. For payroll records held in a foreign currency, we used the average foreign exchange rate to the U.S. dollar, reported by the Federal Reserve or the national bank of the country, for the period from January 1, 2023 through December 31, 2023.

After identifying the median employee, we determined such employee’s annual total compensation in accordance with Item 402(c)(2)(x) of Regulation S-K as required by SEC rules. This calculation is the same calculation used to determine total compensation for purposes of the 2023 Summary Compensation Table with respect to each of the named executive officers.
The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, exclusions, and assumptions that reflect their compensation practices. As such, the pay ratio reported above may not be comparable to the pay ratio reported by other companies, even those in a related industry or of a similar size and scope. Other companies may have different employment practices (including compensation of the CEO) or regional demographics or may utilize different methodologies and assumptions in calculating their pay ratios.

PAY VERSUS PERFORMANCE
As required by and in accordance with Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following disclosure summarizes the relationship between executive compensation actually paid by the Company and our financial performance over the last three years:
	SUMMARY COMPENSATION TABLE TOTAL FOR PEO(1)	COMPENSATION ACTUALLY PAID TO PEO(1)(6)	AVERAGE SUMMARY COMPENSATION TABLE FOR NON-PEO NEOS(2)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS(2)(6)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON		NET INCOME(4) (MILLIONS)	AISC PER OUNCE(5)
					TOTAL SHARE- HOLDER RETURN	PEER GROUP TOTAL SHARE- HOLDER RETURN(3)
2023	$342,169	$370,451	$465,977	$460,061	$73.20	$116.03	$55.30	$1,615.30
2022	$3,586	$(69,110)	$336,661	$294,413	$46.14	$109.14	$(81.08)	$1,687.88
2021	$3,706	$(46,710)	$280,593	$235,417	$69.80	$123.37	$(56.71)	$1,634.69

(1)
In his capacity as Chief Executive Officer, Mr. McEwen is included as our Principal Executive Officer (“PEO”) for 2023, 2022, and 2021. See the Summary Compensation Table Total versus Compensation Actually Paid Reconciliation Table below for additional details.

(2)
In 2023, the Non-PEO NEOs comprises Mr. Ing, Mr. Shaver, Ms. Diges, and Mr. Spears. In 2022, the Non-PEO NEOs comprises Mr. Ing (prorated based on June 6, 2022 Interim CFO start date), Mr. Shaver (prorated based on June 6, 2022 COO start date), Mr. McGibbon, Mr. Meding (prorated based on February 11, 2022 start date), Ms. Ladd-Kruger (prorated based on June 3, 2022 CFO end date) and Mr. Mah (prorated based on June 3, 2022 COO end date). In 2021, the Non-PEO NEOs comprises Ms. Ladd-Kruger, Mr. Mah, Mr. McGibbon (prorated based on April 10, 2021 start date), Mr. Wallin (prorated based on April 12, 2021 hire date), Mr. Woolfenden (prorated based on March 23, 2021 end date) and Mr. Iaboni (prorated based on January 22, 2021 end date).

(3)
Peer Group TSR comprises the NYSE Composite Index.

(4)
Represents Company Net Income as disclosed in the Company’s Annual Report on Form 10-K for the respective years.

(5)
All-in sustaining costs (AISC) per ounce is a US Non-GAAP measure consisting of cash costs, plus accretion of retirement obligations and amortization of the asset retirement costs related to operating sites, environmental rehabilitation costs for mines with no reserves, sustaining exploration and development costs, sustaining capital expenditures and sustaining lease payments. Our all-in sustaining costs exclude the allocation of corporate general and administrative costs. The sum of all-in sustaining costs is divided by the corresponding gold equivalent ounces sold to determine a per ounce amount.

(6)
“Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to non-PEO NEOs” reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:

ADJUSTMENTS(*)		PEO			OTHER NEO AVERAGE
		2023	2022	2021	2023	2022	2021
Summary Compensation Table Total		$342,169	$3,586	$3,706	$465,977	$336,661	$280,593
Deduction for amount reported in “Stock Awards” column of the Summary Compensation Table	(−)	$—	$—	$—	$17,662	$—	$—

ADJUSTMENTS(*)		PEO			OTHER NEO AVERAGE
		2023	2022	2021	2023	2022	2021
Deduction for amounts reported in “Option Awards” column of the Summary Compensation Table	(−)	$336,330	$—	$—	$126,124	$—	$28,642
Addition of fair value at fiscal year (FY) end, of equity awards granted during the FY that remained outstanding	(+)	$375,080	$—	$—	$140,655	$10,091	$24,283
Addition of fair value at vesting date, of equity awards granted during the FY that vested during the FY	(+)	$—	$—	$—	$—	$—	$—
Addition of change in fair value at FY end versus prior FY end for awards granted in prior FY that remained outstanding	(+)	$(10,468)	$(72,696)	$(50,416)	$(2,785)	$(2,090)	$(12,656)
Addition of change in fair value at vesting date versus prior FY end for awards granted in prior FY that vested during the FY	(+)	$—	$—	$—	$—	$—	$—
Deduction of the fair value at the prior FY end for awards granted in prior FY that failed to meet their vesting conditions	(−)	$—	$—	$—	$—	$50,249	$28,161
Addition in respect of any dividends accrued or other earnings paid during applicable FY prior to vesting date of underlying award	(+)	$—	$—	$—	$—	$—	$—
Addition of incremental fair value of any options or SARS modified during the FY	(+)	$—	$—	$—	$—	$—	$—
Deduction changes in pension and deferred compensation plans	(−)	$—	$—	$—	$—	$—	$—
Addition for the Service Cost attributable to services rendered during the FY	(+)	$—	$—	$—	$—	$—	$—
Addition for the prior Service Cost in respect of a plan amendment or initiation during the FY	(+)	$—	$—	$—	$—	$—	$—
Compensation Actually Paid		$370,451	$(69,110)	$(46,710)	$460,061	$294,413	$235,417

(*)
Equity valuations have been calculated in accordance with the requirements for Compensation Actually Paid. Adjustment for Option Awards represents the sum of changes in fair value during the fiscal year. The fair market value of stock options is determined with the Black-Scholes model. The

Black- Scholes model is further described in Note 13 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
Relationship Between Pay and Performance
Below are graphs showing the relationship of “compensation actually paid” (“CAP”) to our PEO and the average for our non-PEO NEOs in 2021, 2022 and 2023 relative to (i) AISC per ounce, (ii) the total shareholder return of our common stock, and (iii) our net income.

$500,000
$400,000
$300,000
$200,000
$100,000
$0
-$100,000
Compensation Actually Paid
$1,700
$1,680
$1,660
$1,640
$1,620
$1,600
$1,580
$1,560
AISC per ounce
2021
2022
2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to non-PEO NEOs
AISC per ounce

$500,000
$400,000
$300,000
$200,000
$100,000
$0
-$100,000
Compensation Actually Paid
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Total Shareholder Return
2021
2022
2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to non-PEO NEOs
Total Shareholder Return

$500,000
$400,000
$300,000
$200,000
$100,000
$0
-$100,000
Compensation Actually Paid
$80M
$60M
$40M
$20M
$0M
-$20M
-$40M
-$60M
-$80M
-$100M
Net Income
2021
2022
2023
Compensation Actually Paid to PEO
Average Compensation Actually Paid to non-PEO NEOs
Net Income

Financial Performance Measures
The Company’s performance metric targets include the following:
•
All-in Sustaining Costs (AISC)

•
Reserve/Resource Replacement Ratio

•
Production Actuals vs Guidance

DIRECTOR COMPENSATION
In November 2005, we established a compensation program for our non-executive directors, which provides cash payments to those directors in addition to long-term incentive equity awards. In 2023, directors received fees of $40,000 annually for their service and additional amounts for Committee service. The Committee service amounts range from $2,000 to $10,000 annually, depending on the Committee and whether the individual takes on additional responsibility as Chair. The directors may also receive cash bonuses from time to time in circumstances where they serve on special committees or undertake additional activities in addition to their usual duties. The compensation received by our directors for the year ended December 31, 2023 is as follows:
Name	Fees Earned or Paid in Cash ($)	Stock Awards	Option Awards ($)	Incentive Plan Compensation	All Other Compensation	Total ($)
Robert R. McEwen	—	—	—	—	—	—
Allen Ambrose	45,000	—	84,082	—	—	129,082
Merri Sanchez	40,000	—	33,633	—	—	73,633
Ian Ball(1)	43,099	—	33,633	—	—	76,732
Nicolas Darveau-Garneau	1,957	—	—	—	—	1,957
Michelle Makori	15,761	—	—	—	—	15,761
Richard Brissenden(1)	49,938	—	84,082	—	—	134,020
Robin Dunbar(1)	39,950	—	84,082	—	—	124,032
William Shaver(1)(2)	44,944	—	33,633	—	—	78,577

(1)
Compensation paid in Canadian dollars. The compensation reflected in the Director Compensation Table has been converted to U.S. dollars using the 2023 average exchange rate of $0.7409 to C$1.00 published by the Bank of Canada.

(2)
Excludes compensation paid as interim Chief Operating Officer. See “Summary Compensation Table.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Procedures and Policies
We consider “related party transactions” to be transactions between our company and (i) a director, officer, director nominee or beneficial owner of greater than five percent of our stock; (ii) the spouse, parents, children, siblings or in-laws of any person named in (i); or (iii) an entity in which one of our directors or officers is also a director or officer or has a material financial interest.
The Audit Committee is vested with the responsibility of evaluating and approving any potential related party transaction, unless a special committee consisting solely of independent directors (as defined in the NYSE Rules) is appointed by the Board of Directors. Policies and procedures for related party transactions are set forth in our Corporate Governance Guidelines and Audit Committee Charter, both of which are available on our website at http://www.mcewenmining.com/investor-relations/corporate-governance.
Transactions with Related Parties
Secured Credit Agreement:   On August 10, 2018, we completed a $50.0 million Secured Term Credit Agreement (as amended, the “Credit Agreement”) with certain lenders. On June 25, 2020, the Credit Agreement was amended to, among other things, substitute a new lender and administrative agent and extend the due date of principal payments under the Agreement. Evanchan Limited (“Evanchan”), an entity over which Mr. McEwen exercises voting and investment control participated as a lender for $25.0 million of the total $50.0 million term loan under the terms of the Credit Agreement.
Subsequent Loan by McEwen Affiliate:   On March 31, 2022, we borrowed an additional $15 million from Evanchan in the form of an unsecured note (the “Note”). The note bears interest at the rate of eight percent per year, payable monthly, and is due and payable in full September 30, 2025.
2023 Amendment to and Restatement of Credit Agreement:   On May 23 2023, we amended and restated the Credit Agreement to (i) remove Sprott Private Resource Lending II (Collector), LP (“Sprott”) as agent and lender under the Credit Agreement as we had paid the $25 million in principal and all accrued interest owed to Sprott, (ii) replace Sprott with Evanchan as agent and (iii) classify the Note from Evanchan as an advance under the Credit Agreement and add it as an obligation thereunder such that the amount due under the Credit Agreement has been reduced from $50 million to $40 million ($25 million remaining from Evanchan’s initial loan under the Credit Agreement and $15 million originally due under the Note), and the Unsecured Note has been cancelled. During the year ended December 31, 2023, we paid Evanchan $3.8 million in interest.
Legal Services:   During the year ended December 31, 2023, legal fees of $258,071 were incurred with REVlaw, a company owned by Carmen Diges, General Counsel of the Company. The services of Ms. Diges as General Counsel and other attorneys are provided by REVlaw. Ms. Diges has agreed to defer the payment of certain amounts owed and is expected to accept shares in lieu of cash payments. Such payments are made to Ms. Diges directly and reported under the Summary Compensation Table above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
As of May 13, 2024, there were a total of 49,408,775 shares of our common stock outstanding.
The following table describes the beneficial ownership of our voting securities as of May 13, 2024, by: (i) each of our named executive officers and directors; (ii) all of our executive officers (whether or not named executive officers) and directors as a group; and (iii) each shareholder known to us to own beneficially more than 5% of our common stock. In calculating the percentage ownership for each shareholder, we assumed that any options or warrants owned by an individual and exercisable within 60 days are exercised, but not the options or warrants owned by any other individual. Unless otherwise stated, all ownership is direct and the address of each individual or entity is the address of our executive office, 150 King Street West, Suite 2800, Toronto, Ontario, Canada M5H 1J9.
Name and Address of Beneficial Owner	Shares Beneficially Owned
	Number	Footnote Reference	Percentage
Robert McEwen (includes shares held by 2190303 Ontario Inc.)	8,268,767	(1)(3)	16.74%
2190303 Ontario Inc	8,183,487	—	16.56%
Allen Ambrose	60,113	(1)(4)	*
Richard Brissenden	15,000	(1)(4)	*
Nicolas Darveau-Garneau	0	(1)	*
Robin Dunbar	18,468	(1)(5)	*
Michelle Makori	1,100	(1)	*
Merri Sanchez	6,667	(1)(6)	*
William M. Shaver	31,177	(1)(7)	*
Ian Ball	2,656	(1)(8)	*
Perry Ing	15,551	(1)	*
Carmen Diges	29,649	(1)(9)	*
Stefan Spears	1,751	(1)	*
Jeffrey Chan	0	(1)	*
All officers and directors as a group (13 persons)	8,450,899	(10)	17.11%

*
Less than one percent.

(1)
Officer or Director.

(2)
Former officer or director.

(3)
Includes (i) 35,280 shares owned by the reporting person’s spouse, of which he disclaims beneficial ownership; (ii) 8,183,487 shares owned by 2190303 Ontario Inc., an Ontario corporation, over which shares the reporting person exercises sole voting and investment control; and (iii) 50,000 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement. Mr. McEwen has the sole voting power over 8,233,487 shares of common stock, shared voting power over 35,280 shares of common stock, sole dispositive power over 8,233,487 shares of common stock and shared dispositive power over 35,280 shares of common stock.

(4)
Includes 15,000 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement.

(5)
Includes 1,523 shares held by a corporation over which the reporting person has sole voting and investment power. Also includes 15,000 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement. Mr. Dunbar has the sole voting power over 18,468 shares of common stock, shared voting power over no shares of common stock, sole dispositive power over 18,468 shares of common stock and shared dispositive power over no shares of common stock.

(6)
Includes 6,667 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement.

(7)
Includes 10,000 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement.

(8)
Includes shares owned through Mr. Ball’s registered retirement savings plan. Mr. Ball has the sole voting power over 2,656 shares of common stock, shared voting power over no shares of common stock, sole dispositive power over 2,656 shares of common stock and shared dispositive power over no shares of common stock.

(9)
Includes 6,667 shares underlying stock options which are exercisable within 60 days of the date of this proxy statement.

(10)
Includes 68,334 shares underlying stock options which are exercisable within 60 days of the date of this prospectus.

Changes in Control
We know of no arrangement or events, including the pledge by any person of our securities, which may result in a change in control of our company.

SECURITIES AUTHORIZED FOR ISSUANCE
UNDER EQUITY COMPENSATION PLANS
Set out below is information as of December 31, 2023 with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance:
Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted- average exercise price per share of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	800,693	$10.27	1,200,977
TOTAL	800,693	$10.27	1,200,977
The number of securities shown in the table above as remaining available for future issuance is net of securities previously issued and exercised.

PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT THE NEXT ANNUAL
MEETING OF SHAREHOLDERS
We anticipate that the next annual meeting of shareholders will be held in June 2025. Any shareholder who desires to submit a proposal for inclusion in the proxy materials related to the next annual meeting of shareholders must do so in writing in accordance with our Amended and Restated Bylaws, and it must be received at our principal executive offices no later than January 9, 2025 in order to be considered for inclusion in the proxy statement for the 2025 annual meeting of shareholders. Shareholders who intend to present a proposal at the 2025 annual meeting of shareholders without including such proposal in the 2025 proxy statement must provide us with a notice of such proposal no sooner than March 1, 2025 and no later than March 31, 2025 (provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after June 27, 2025, notice by the shareholder must be so delivered, or mailed and received, not less than ninety (90) nor more than one hundred twenty (120) calendar days before the 2025 annual meeting, or not more than ten (10) calendar days following the day on which public announcement of the date of the 2025 annual meeting is first made by us). For proposals sought to be included in our proxy statement, the proponent must be a record or beneficial owner entitled to vote on such proposal at the next annual meeting and must continue to own such security entitling such right to vote through the date on which the meeting is held.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 28, 2025 and must also comply with all other requirements of Rule 14a-19 under the Exchange Act.
WHERE YOU CAN FIND MORE INFORMATION ABOUT US
As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov.
Our common stock is listed on the NYSE and the TSX under the symbol “MUX.”
ANNUAL REPORT ON FORM 10-K
A copy of our Annual Report to the SEC on Form 10-K for the year ended December 31, 2023, including financial statements and schedules, and copies of any of the exhibits referenced therein, are available to shareholders without charge upon written request to Carmen Diges, General Counsel and Secretary, at 150 King Street West, Suite 2800, Toronto, Ontario, Canada M5H 1J9.
OTHER MATTERS
The Board of Directors knows of no other business to be presented at the annual meeting of shareholders. If other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such other matters in accordance with their best judgment.
By Order of the Board of Directors

DATE: May 17, 2024	ROBERT R. MCEWEN Chairman and Chief Executive Office

ANNEX A
McEwen Mining Inc. 2024 Equity and Incentive Plan

MCEWEN MINING INC.
2024 EQUITY AND INCENTIVE PLAN
INTRODUCTION
The name of this plan is the McEwen Mining Inc. 2024 Equity and Incentive Plan. The purposes of the Plan are to (a) enable McEwen Mining Inc. and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.
This Plan is effective as of April 26, 2024.
The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.
Awards that may be granted under the Plan include Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards, Cash Awards and Other Equity-Based Awards.
ARTICLE 1.
DEFINITIONS
1.1   Affiliate means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.
1.2   Applicable Laws means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.
1.3   Award means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Restricted Stock Unit Award, or a Performance Award.
1.4   Award Agreement means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement is subject to the terms and conditions of the Plan.
1.5   Beneficial Owner or Beneficial Ownership has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
1.6   Board means the Board of Directors of the Company, as constituted at any time.
1.7   Cause means:
(a)   with respect to any Employee or Consultant: (a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) if no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

(b)   with respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.
The Committee has the discretion to determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.
1.8   Change in Control means the first to occur of the following:
(a)   the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”), of Beneficial Ownership of 50% or more of either (i) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or an Affiliate, (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or one of its Affiliates, (C) any acquisition pursuant to a transaction that complies with (c)(i), (c)(ii) and (c)(iii) below, (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);
(b)   the Incumbent Directors cease for any reason to constitute at least a majority of the Board;
(c)   consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination; or
(d)   the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries, taken as a whole, to any Person that is not a Subsidiary of the Company.
Notwithstanding the foregoing, if with respect to a Section 409A Award under which a Change in Control is a “payment event” under Section 409A, then for such purpose, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.
Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if its sole purpose is to change the jurisdiction of the Company’s incorporation.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.
1.9   Code means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code includes a reference to any regulations promulgated thereunder.
1.10   Committee means the Compensation, Nominating & Corporate Governance Committee of the Company, or any successor committee thereto consisting of members of the Board who are empowered hereunder to take actions in the administration of the Plan, which, if applicable and in any such instance, shall be so constituted as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Exchange Act.
1.11   Common Stock means the common stock of the Company.
1.12   Company means McEwen Mining Inc., a Colorado corporation, and any successor thereto.
1.13   Consultant means any individual or entity which performs bona fide services for the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.
1.14   Continuous Service means the absence of any interruption or termination of service as an Employee, Consultant or Director. Continuous Service as an Employee, Consultant or Director shall not be considered interrupted or terminated in the case of: (i) Company approved sick leave; (ii) military leave; (iii) any other bona fide leave of absence approved by the Company, provided that, if an Employee is holding an Incentive Stock Option and such leave exceeds 3 months then, for purposes of Incentive Stock Option status only, such Employee’s service as an Employee shall be deemed terminated on the 1st day following such 3-month period and the Incentive Stock Option shall thereafter automatically become a Non-qualified Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy. Also, Continuous Service as an Employee, Consultant or Director shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its Subsidiaries or Affiliates, or their respective successors, or a change in status from an Employee to a Consultant or from a Consultant to an Employee.
Notwithstanding the foregoing, with respect to any Section 409A Award, Continuous Service will be determined, including any interruption or termination, in accordance with Section 409A.
1.15   Director means a member of the Board.
1.16   Disability means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option or a Section 409A Award, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.
1.17   Disqualifying Disposition has the meaning set forth in Section 6.11.
1.18   Effective Date means April 26, 2024, the date as of which this Plan was adopted by the Board.
1.19   Employee means any person employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee means an employee of the Company or a parent or subsidiary corporation within the meaning of Code Section 424. A Director may also be an Employee, although mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
1.20   Exchange Act means the Securities Exchange Act of 1934, as amended.

1.21   Fair Market Value means, as of any date, the value of the Common Stock as determined by reference to the closing sale price for the primary trading session in the principal U.S. market for the Common Stock on the first trading date prior to the date of grant.
1.22   Free Standing Rights has the meaning set forth in Section 7.1.
1.23   Good Reason means: (a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or (b) if no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within 30 days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within 90 days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary (other than in connection with reductions made to other similarly situated Employees or Consultants); or (iii) only to the extent the Participant is an Employee, a geographical relocation of the Participant’s principal office location by more than 50 miles.
1.24   Grant Date means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.
1.25   Incentive Stock Option means an Option intended to qualify as an incentive stock option within the meaning of Code Section 422.
1.26   Incumbent Directors means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
1.27   Insider means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act and the rules thereunder.
1.28   Non-Employee Director means a Director who is a “non-employee director” within the meaning of Rule 16b-3 or its successors under the Exchange Act.
1.29   Non-qualified Stock Option means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
1.30   Option means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.
1.31   Optionholder means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
1.32   Option Exercise Price means the price at which a share of Common Stock may be purchased upon the exercise of an Option.
1.33   Participant means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
1.34   Performance Award means an Award of Restricted Stock or Restricted Stock Units made subject to the attainment of performance goals over a performance period established by the Committee as described in Article 9.

1.35   Permitted Transferee means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; and (b) such other transferees as may be permitted by the Committee in its sole discretion.
1.36   Plan means this McEwen Mining Inc. 2024 Equity Incentive Plan, as amended and/or amended and restated from time to time.
1.37   Related Rights has the meaning set forth in Section 7.1.
1.38   Restricted Period has the meaning set forth in Section 5.2.
1.39   Restricted Stock Award means any Award granted pursuant to Section 5.1.
1.40   Restricted Stock Unit Award means any Award granted pursuant to Section 8.1.
1.41   Rule 16b-3 means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
1.42   Securities Act means the Securities Act of 1933, as amended.
1.43   Section 409A means Code Section 409A and the regulations and other guidance issued thereunder.
1.44   Section 409A Award means an Award that is subject to the requirements of Section 409A.
1.45   Stock Appreciation Right means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.
1.46   Stock for Stock Exchange has the meaning set forth in Section 6.2.
1.47   Subsidiary means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
1.48   Ten Percent Shareholder means a person who owns (or is deemed to own pursuant to Code Section 424(d)) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent, as determined in accordance with Code Section 422 and the regulations promulgated thereunder.
ARTICLE 2.
ADMINISTRATION
2.1   AUTHORITY OF COMMITTEE.   The Plan shall be administered by the Committee, provided that the Board may itself exercise or may delegate to any other person or committee any of the authority granted to the Committee with respect to the Plan. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by this Plan, the Committee shall have the authority:
(a)   to construe and interpret the Plan and apply its provisions;
(b)   to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)   to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(d)   to delegate its authority to a subcommittee or to any officer of the Company;
(e)   to determine when Awards are to be granted under the Plan and the applicable Grant Date;
(f)   from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;
(g)   to determine the number of shares of Common Stock to be made subject to each Award;
(h)   to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;
(i)   to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;
(j)   to designate an Award as a Performance Award and to select the performance criteria used with respect to such Performance Award.
(k)   to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;
(l)   to provide for the acceleration of the exercisability, vesting or lapse of a Restricted Period of all or any portion of any Award in circumstances involving the Participant’s death or Disability, retirement or termination of Continuous Service or a Change in Control;
(m)   to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their Continuous Service for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;
(n)   to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;
(o)   to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and
(p)   to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.
2.2   COMMITTEE DECISIONS FINAL.   All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
2.3   AWARDS TO INSIDERS.   The Committee may establish procedures and guidelines such that Awards to Insiders will comply with the exemption requirements of Rule 16b-3, in which case the Awards will be determined and made by a subcommittee consisting solely of two or more Non-Employee Directors. In the event that an Award is made to an Insider that is not exempt from Rule 16b-3, the Award is not void unless otherwise provided in the Award Agreement.
2.4   INDEMNIFICATION.   In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
ARTICLE 3.
SHARES SUBJECT TO THE PLAN
3.1   INITIAL POOL.   Subject to adjustment in accordance with Article 13, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 5,000,000. The maximum number of shares of Common Stock which may be issued under Incentive Stock Options granted under the Plan is 5,000,000.
3.2   LAPSED AWARDS.   If any Award is canceled, terminates, expires, or lapses for any reason, any shares of Common Stock subject to such Award shall not count against the aggregate number of Shares available for grants under the Plan set forth in Section 3.1 above.
3.3   NO NET COUNTING OF OPTIONS OR STOCK APPRECIATION RIGHTS; COUNTING OF SHARES USED TO PAY OPTION PRICE AND WITHHOLDING TAXES.   The full number of shares of Common Stock with respect to which an Option or Stock Appreciation Right is granted shall count against the aggregate number of shares of Common Stock available for grant under the Plan. Accordingly, if in accordance with the terms of the Plan, a Participant pays the Option Exercise Price for an Option by either tendering previously owned shares of Common Stock or having the Company withhold shares of Common Stock, then such shares of Common Stock surrendered to pay the Option Exercise Price shall continue to count against the aggregate number of shares of Common Stock available for grant under the Plan set forth in Section 3.1 above. In addition, if in accordance with the terms of the Plan, a Participant satisfies any tax withholding requirement with respect to any taxable event arising as a result of this Plan by either tendering previously owned shares of Common Stock or having the Company withhold shares of Common Stock, then such shares of Common Stock surrendered to satisfy such tax withholding requirements shall continue to count against the aggregate number of shares of Common Stock available for grant under the Plan set forth in Section 3.1 above. Also not withstanding anything to the contrary, shares of Common Stock subject to an Award under the Plan shall count against the aggregate number of shares of Common Stock available for grant under the Plan if either shares of Common Stock covered by an Award that could be settled in Shares or cash that were not issued in settlement of an Award to the extent payment was made in cash and shares of Common Stock that are repurchased by the Company with the use of Stock Option proceeds.
3.4   ITEMS NOT INCLUDED.   The following items shall not count against the aggregate number of Shares available for grants under the Plan set forth in Section 3.1 above: (a) the payment in cash of dividends or dividend equivalents under any outstanding Award; or (b) Awards granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who become Employees as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company or any Affiliate.
3.5   LIMIT ON COMPENSATION PAID TO NON-EMPLOYEE DIRECTORS.   The total compensation paid to a single Non-Employee Director in any calendar year, including the cash compensation and the cash value of all equity Awards granted to the Non-Employee Director in such calendar year, shall not exceed $400,000. Such annual limit shall be measured based on the value of an Award as of the date the Award is granted (not the date of payment). Accordingly, the annual limit shall not include the value of an Award in the calendar year when it is paid or vests if such year is different from the year the Award is granted. For purposes of this Section 3.5, Non-Employee Director compensation in any calendar year shall include amounts or grants that would have been paid or made, as applicable, to the Non-Employee Director in the calendar year absent the Non-Employee Director’s election to defer such compensation to a subsequent year.

ARTICLE 4.
ELIGIBILITY
4.1   ELIGIBILITY FOR SPECIFIC AWARDS.   Subject to the terms and provisions of the Plan, Awards may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Notwithstanding the foregoing, (i) Incentive Stock Options may only be granted to Employees of the Company or its Affiliates; provided that the Affiliate is a type of entity whose employees can receive such options under Code Sections 422 and 424 and (ii) Nonqualified Stock Options and Stock Appreciation Rights may only be granted to Employees or Directors of the Company or its Subsidiaries.
4.2   TEN PERCENT SHAREHOLDERS.   A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.
ARTICLE 5.
RESTRICTED STOCK AWARDS
5.1   GENERAL.   A Restricted Stock Award is an Award of actual shares of Common Stock (“Restricted Stock”) that provides that such Restricted Stock may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose until the restrictions set forth in the Award Agreement lapse.
5.2   AWARD AGREEMENT; RESTRICTIONS.   Each Restricted Stock Award granted under the Plan must be evidenced by an Award Agreement that sets forth the restrictions that apply to the Award, which restrictions may be either or both: (a) the requirement to continue to perform services for a designated period, and/or (b) the attainment of specified performance goals that must be achieved during a designated period. The required period for performance of services and/or the achievement of performance goals is referred to as the “Restricted Period.” Each Restricted Stock Award so granted will be subject to the conditions set forth in this Article 5, and to such other conditions not inconsistent with the Plan, as may be reflected in the applicable Award Agreement.
5.3   SHAREHOLDER RIGHTS.   Unless otherwise provided in the Award Agreement and subject to Section 12.2, the Participant generally has the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends. In the event that the Award Agreement provides for cash dividends and/ or stock dividends with respect to the Restricted Stock, they will be held by the Company for the Participant’s account, without interest (unless otherwise provided in the Award Agreement), and will be distributed to the Participant in cash (or at the discretion of the Committee in shares of Common Stock having a Fair Market Value equal to the amount of such dividends) upon the release of restrictions on the shares to which they relate and, if such shares are forfeited, the Participant will also forfeit the right to such dividends.
5.4   RESTRICTIONS.   Restricted Stock awarded to a Participant will be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) the Participant will not be entitled to delivery of the Common Stock; (B) the shares will be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares will be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the Common Stock must be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares will terminate without further obligation on the part of the Company. The Committee has the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock was granted, such action is appropriate.
5.5   DELIVERY OF RESTRICTED STOCK.   Upon the expiration of the Restricted Period, to the extent the service and/or performance goals applicable to the Restricted Stock are satisfied, the restrictions set forth in Section 5.4 and the applicable Award Agreement will be of no further force or effect with respect to such shares, and the Company will deliver to the Participant or his or her beneficiary, without charge, the shares of Common Stock (to the nearest full share) and (if applicable) any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock. No Restricted Stock Award may be granted or settled for a fraction of a share of Common Stock.
5.6   STOCK RESTRICTIONS.   Restricted Stock awarded under the Plan will bear a legend in such form as the Company deems appropriate. An Award of Restricted Stock may be intended to be a Performance Award that is subject to the provisions of Section 9.1.
5.7   TRANSFERABILITY.   Unless otherwise specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement, the shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Restriction Period established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or such Participant’s legal representative.
ARTICLE 6.
STOCK OPTIONS
6.1   OPTION PROVISIONS.   Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Article 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant. Each Option Award Agreement shall specify the Option Exercise Price, the duration of the Option, the number of shares of Common Stock to which the Option pertains, and such other provisions as the Committee shall determine. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A and the terms of such Option do not satisfy the requirements of Code Section 409A. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
(a)   Term.   Subject to the provisions of Section 4.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.
(b)   Exercise Price of an Incentive Stock Option.   Subject to the provisions of Section 4.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Code Section 424(a).
(c)   Exercise Price of a Non-qualified Stock Option.   The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Code Section 409A.

6.2   CONSIDERATION.
(a)   The Option Exercise Price may be paid, to the extent permitted by applicable statutes and regulations, either:
(1)   in cash or by certified or bank check at the time the Option is exercised; or
(2)   only to the extent permitted by the Committee (and, in the case of an Incentive Stock Option and to the extent required by Applicable Laws, shall be determined at the time of grant), (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) with respect to Non-qualified Stock Options only, by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. No fractional shares may be tendered or accepted in payment of the Option Exercise Price.
(b)   The Committee may impose any conditions on the payment of the Option Exercise Price, such as holding requirements in the event that the Option Exercise Price is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company.
(c)   No Director or executive officer (which for this purpose means executive officer as defined in Rule 3b-7 of the Exchange Act) will be permitted to pay an Exercise Price in any manner that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 13(k) of the Exchange Act.
6.3   TRANSFERABILITY OF AN INCENTIVE STOCK OPTION.   An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.4   TRANSFERABILITY OF A NON-QUALIFIED STOCK OPTION.   A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If authorized in a Participant’s Award Agreement and by the Committee, in its sole discretion, a Participant may transfer, not for value, all or part of a Non-qualified Stock Option to any Permitted Transferee. For the purpose of this Section 6.4, a “not for value” transfer is a transfer which is a gift. Following a transfer under this Section 6.4, any such Non-qualified Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and any shares acquired pursuant to the Non-qualified Stock Option shall be subject to the same restrictions on transfer of shares as would have applied to the Participant. Subsequent transfers of transferred Non-qualified Stock Options shall be prohibited except to Permitted Transferees of the original Participant in accordance with this Section 6.4 or by will or the laws of descent and distribution. The provisions of Section 6 and the Award Agreement governing the Non-qualified Stock Options, as relating to duration and exercisability of the Non-qualified Stock Options, including in the event of termination of the Participant’s employment or service shall continue to be applied with respect to the original Participant, following which the Non-qualified Stock Option shall be exercisable by the transferee only to the extent, and for the periods specified in Article 6 and the governing Award Agreement.
If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.5   VESTING OF OPTIONS.   Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.
6.6   TERMINATION OF CONTINUOUS SERVICE.   Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.
6.7   EXTENSION OF TERMINATION DATE.   An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option as set forth in the Award Agreement or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.
6.8   DISABILITY OF OPTIONHOLDER.   Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.
6.9   DEATH OF OPTIONHOLDER.   Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.
6.10   INCENTIVE STOCK OPTION $100,000 LIMITATION.   To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates as determined in accordance with Section 422 of the Code) exceeds $100,000 (or such other limit established in the Code), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options, notwithstanding any contrary provision of the applicable Award Agreement.

6.11   DISQUALIFYING DISPOSITIONS.   Any Participant who makes a “disposition” (as defined in Code Section 424) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) must immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
6.12   REPRICING.   The Committee may not modify the Option Exercise Price in any manner that would constitute a repricing of the Option, without shareholder approval.
ARTICLE 7.
STOCK APPRECIATION RIGHTS
7.1   GENERAL.   Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Article 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).
7.2   RELATED RIGHT GRANT REQUIREMENTS.   Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.
7.3   TERM OF STOCK APPRECIATION RIGHTS.   The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.
7.4   VESTING OF STOCK APPRECIATION RIGHTS.   Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.
7.5   EXERCISE AND PAYMENT.   Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.
7.6   EXERCISE PRICE.   The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 409A are satisfied.
7.7   REDUCTION IN THE UNDERLYING OPTION SHARES.   Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.
7.8   REPRICING.   The Committee may not modify the Exercise Price of a Stock Appreciation Right in any manner that would constitute a repricing of the Stock Appreciation Right, without shareholder approval.
7.9   NONTRANSFERABILITY.   Except as otherwise provided in a Participant’s Award Agreement, Stock Appreciation Rights may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under such Awards shall be exercisable during the Participant’s lifetime only by such Participant or such Participant’s legal representative.
ARTICLE 8.
RESTRICTED STOCK UNIT AWARDS
8.1   GENERAL.   A Restricted Stock Unit Award is an Award of hypothetical Common Stock units (“Restricted Stock Units” or “RSUs”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock that entitles the Participant to payment in cash or shares of Common Stock in the event the Restricted Period ends with respect to all or a portion of the RSU Award. Each RSU Award granted under the Plan must be evidenced by an Award Agreement. Each RSU Award so granted will be subject to the conditions set forth in this Article 8, and to such other conditions not inconsistent with the Plan, as may be reflected in the applicable Award Agreement.
8.2   AWARD AGREEMENT.   The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock will be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant has no voting rights with respect to any Restricted Stock Units. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Common Stock) may be credited with cash and/ or stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). If credited, Dividend Equivalents will be withheld by the Company for the Participant’s account, without interest (unless otherwise provided in the Award Agreement). Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) will be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant will also forfeit the right to such Dividend Equivalents.
8.3   RESTRICTIONS.
(a)   Restricted Stock Units awarded to any Participant will be subject to forfeiture until the expiration of the Restricted Period, including as a result of the satisfaction of any applicable performance goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units will terminate without further obligation on the part of the Company. RSUs will also be subject to such other terms and conditions as may be set forth in the applicable Award Agreement. An Award of Restricted Stock Units may be intended to be a Performance Award that is subject to the provisions of Section 9.1 as specified in the applicable Award Agreement.
(b)   The Committee has the authority to remove any or all of the restrictions on the Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws such action is appropriate.
(c)   The Committee may provide for an acceleration of vesting and the lapse of the Restricted Period in the terms of any Award Agreement upon the occurrence of a specified event to the extent such acceleration would not cause a violation of Section 409A.
8.4   SETTLEMENT OF RESTRICTED STOCK UNITS.   The Award Agreement shall specify the settlement date with respect to an Award of Restricted Stock Units, which may include a deferred settlement date which is later than the date of the expiration of the Restricted Period. Any Restricted Stock Units

that become payable in accordance with the terms and conditions of the applicable Award Agreement shall be settled in cash, shares of Common Stock, or a combination of cash and shares as determined by the Committee in its discretion or as otherwise provided for under the Award Agreement.
8.5   NONTRANSFERABILITY.   Except as otherwise provided in a Participant’s Award Agreement, Restricted Stock Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under such Awards shall be exercisable during the Participant’s lifetime only by such Participant or such Participant’s legal representative.
ARTICLE 9.
PERFORMANCE AWARDS
9.1   PERFORMANCE CONDITIONS.   The right of a Participant to receive a grant, vesting or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any such performance conditions.
9.2   PERFORMANCE GOALS GENERALLY.   The performance goals for Performance Awards shall consist of one or more business or other criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 9.2. The Committee may determine that such Performance Awards shall be granted and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, vesting and/or settlement of such Performance Awards. Performance goals may, in the discretion of the Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries, or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices). The Committee may determine the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.
9.3   WRITTEN DETERMINATIONS.   All determinations by the Committee as to the establishment of performance goals, the amount of any potential individual Performance Awards and the achievement of performance goals relating to Performance Awards, shall be made in writing. The Committee may delegate any responsibility relating to such Performance Awards.
ARTICLE 10.
SECURITIES LAW COMPLIANCE
Each Award Agreement may provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company will use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking does not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

ARTICLE 11.
USE OF PROCEEDS FROM STOCK
Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, will constitute general funds of the Company.
ARTICLE 12.
MISCELLANEOUS
12.1   ACCELERATION OF EXERCISABILITY AND VESTING.   The Committee has the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.
12.2   DIVIDENDS AND DIVIDEND EQUIVALENTS VESTING.   Notwithstanding anything in this Plan to the contrary, in no event will the right to any dividends paid by the Company with respect to a certain number of shares of Common Stock subject to an Award or Dividend Equivalents granted in connection with an Award vest and be paid or distributed unless and until the Award pursuant to which such dividends or Dividend Equivalents are credited or earned become vested and payable or distributable.
12.3   SHAREHOLDER RIGHTS.   Except as provided in the Plan or an Award Agreement, no Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements related to the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock is issued, except as provided in Article 13, or pursuant to the terms of an Award Agreement.
12.4   NO EMPLOYMENT OR OTHER SERVICE RIGHTS.   Nothing in the Plan or any instrument executed or Award granted pursuant thereto confers upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affects the right of the Company or an Affiliate to terminate (a) the employment or service of an Employee or Consultant with or without notice and with or without Cause or (b) the service of a Director pursuant to the by-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
12.5   TRANSFER; APPROVED LEAVE OF ABSENCE.   For purposes of the Plan, termination of employment by an Employee will be determined in accordance with the terms of the Plan and will not be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A with respect to Section 409A Awards.
12.6   WITHHOLDING OBLIGATIONS.   The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy his or her obligations pursuant to this Section 12.6 by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company. If a Participant elects to satisfy tax withholding obligations through option (b), the Company may withhold a sufficient number of shares to meet the entire obligation, even if the value of the amount withheld exceeds the minimum amount of tax required to be withheld by law.

If a Participant elects to satisfy tax withholding obligations through option (b), the full value of the shares withheld will be remitted to the taxation authorities. Notwithstanding the foregoing, such election regarding the satisfaction of withholding tax obligations must be made in writing on or prior to (i) the date of exercise, in the case of Options and Stock Appreciation Rights (ii) the date of income inclusion with respect to Restricted Stock Units, and thus the vesting, settlement or payment date, as applicable, and (iii) the expiration of the Restricted Period, in respect of Restricted Stock. Any election made under this Section 12.6 shall be irrevocable by the Participant and may be disapproved by the Committee at any time in its sole discretion. If an election is disapproved by the Committee, the Participant must satisfy his obligations pursuant to this paragraph in cash.
ARTICLE 13.
EFFECT OF CORPORATE TRANSACTION
13.1   ADJUSTMENTS UPON CHANGES IN STOCK.
(a)   In the event of material changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Article 3 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award.
(b)   In the case of adjustments made pursuant to this Article 13, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee will, in the case of Incentive Stock Options, ensure that any adjustments under this Article 13 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Code Section 424(h)(3) and in the case of Non-qualified Stock Options, ensure that any adjustments under this Article 13 will not constitute a modification of such Non-qualified Stock Options within the meaning of Code Section 409A. Any adjustments made under this Article 13 will be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment will be conclusive and binding for all purposes.
13.2   TREATMENT OF OUTSTANDING AWARDS UPON A CHANGE IN CONTROL.
(a)   In the event of a Change of Control, the Committee may provide without further consent or agreement by the Participant, that Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices. To the extent Awards are not so assumed by the acquiring or succeeding corporation, the Committee may provide either (a) that outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, prior to or upon consummation of the Change in Control (and to the extent not exercised, will be terminated in connection with the Change in Control), or (b) that outstanding Awards will be terminated in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the Change in Control (and if as of the date of the closing of the Change in Control the Committee determines in good faith and the Company’s outside accounting firm confirms that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment).

(b)   In the event of a Change in Control, unless an Award has been terminated as provided in Section 13.2(a) above, unless otherwise provided in the Award Agreement, Awards will be treated as follows:
(1)   In the event of a Participant’s termination of Continuous Service by the acquiring or succeeding corporation (or an affiliate thereof) without Cause or by the Participant for Good Reason during the 24-month period following a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, all Options and Stock Appreciation Rights will become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period will expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units as of the date of the Participant’s termination of Continuous Service.
(2)   With respect to Performance Awards, in the event of a Participant’s termination of Continuous Service by the acquiring or succeeding corporation (or an affiliate thereof) without Cause or by the Participant for Good Reason, in either case, within 24 months following a Change in Control, all target payout opportunities or other vesting criteria will be deemed achieved at the greater of (i) 100% of target levels and (ii) actual performance as of the date of the Change in Control, and all other terms and conditions will be deemed met as of the date of the Participant’s termination of Continuous Service. The Performance Awards shall be settled or paid to the Participants within thirty (30) days following the effective date of such termination (such payment shall be in full satisfaction of the Award).
13.3   TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS.   Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 13 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan and any rights or benefits provided to a Participant pursuant to this Article 13 without the prior written consent of the Participant with respect to said Participant’s outstanding Awards; provided, however, the Committee may terminate, amend, or modify this Article 13 at any time and from time to time prior to the date of a Change in Control.
13.4   DISSOLUTION OR LIQUIDATION.   To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of the dissolution or liquidation of the Company.
ARTICLE 14.
AMENDMENT OF THE PLAN AND AWARDS
14.1   AMENDMENT OF PLAN.   The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in this Plan, no amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.
14.2   SHAREHOLDER APPROVAL.   The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.
14.3   CONTEMPLATED AMENDMENTS.   It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A and/or to bring the Plan and/or Awards granted under it into compliance therewith.
14.4   NO IMPAIRMENT OF RIGHTS.   Rights under any Award granted before amendment of the Plan may not be materially impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
14.5   AMENDMENT OF AWARDS.   The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute a material impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
ARTICLE 15.
GENERAL PROVISIONS
15.1   FORFEITURE EVENTS.   The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
15.2   CLAWBACK.   Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement). Additionally, notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).
15.3   OTHER COMPENSATION ARRANGEMENTS.   Nothing contained in this Plan prevents the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
15.4   SUB-PLANS.   The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans may contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans will be deemed a part of the Plan, but each sub-plan will apply only to the Participants in the jurisdiction for which the sub-plan was designed.
15.5   DEFERRAL OF AWARDS.   The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.
15.6   UNFUNDED PLAN.   The Plan is unfunded. Neither the Company, the Board nor the Committee is required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
15.7   DELIVERY.   Upon exercise of a right granted under this Plan, the Company will issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days will be considered a reasonable period of time.

15.8   NO FRACTIONAL SHARES.   No fractional shares of Common Stock will be issued or delivered pursuant to the Plan. The Committee will determine whether cash, additional Awards or other securities or property will be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.
15.9   OTHER PROVISIONS.   The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.
15.10   SECTION 409A.   The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A will not be treated as deferred compensation unless Applicable Laws require otherwise. For Section 409A Awards, any payment or distribution that is triggered upon termination or cessation of employment or a comparable event shall be interpreted consistent with the definition of “separation from service” within the meaning of Treasury Regulation Section 1.409A-1(h). Notwithstanding anything in the Plan to the contrary, with respect to amounts payable under a Section 409A Award, in the event that a Participant is a “specified employee” as defined in Section 409A, any amount that is payable in connection with the Participant’s separation from service shall not be paid prior to the date which is six months after the date the Participant separates from service (or, if earlier, the date the Participant dies). A Participant who is subject to the restriction described in the previous sentence shall be paid on the first day of the seventh month after the Participant’s separation from service an amount equal to the benefit that the Participant would have received during such six-month period absent the restriction. Notwithstanding the foregoing, neither the Company nor the Committee has any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A and the none of the Company, any Affiliate or the Committee will have any liability to any Participant for such tax or penalty or any other tax consequences relating to Awards under this Plan.
15.11   BENEFICIARY DESIGNATION.   Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, must be in a form reasonably prescribed by the Committee and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.
15.12   EXPENSES.   The costs of administering the Plan will be paid by the Company.
15.13   SEVERABILITY.   If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby.
15.14   PLAN HEADINGS.   The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.
15.15   SUCCESSORS.   All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business, stock and/or assets of the Company.
15.16   NON-UNIFORM TREATMENT.   The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee may make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.
ARTICLE 16.
EFFECTIVE DATE OF PLAN
The Plan is effective as of the Effective Date, but no Award may be exercised (or, in the case of a stock Award, may be granted) unless and until the Plan has been approved by the shareholders of the Company within twelve months after the Effective Date.

ARTICLE 17.
TERMINATION OR SUSPENSION OF THE PLAN
The Plan will terminate automatically on April 26, 2034. No Award may be granted pursuant to the Plan after such date, but Awards granted before such date may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 14.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
ARTICLE 18.
CHOICE OF LAW
The law of the State of Colorado will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

MMMMMMMMMMMMMM ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online GIof ntoo welwewct.reonnviicsivoontrienpgo, rts.com/MUX or scdaenlettheeQQRRccooddeea—ndlocgoinntdroelta#ils are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/MUX 1234 5678 9012 345 q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, AND “FOR” PROPOSALS 2 AND 3. 1. ELECTION OF DIRECTORS: 01 - ROBERT R. MCEWEN 02 - ALLEN V. AMBROSE 03 - IAN J. BALL 04 - RICHARD W. BRISSENDEN 05 - NICOLAS DARVEAU-GARNEAU 06 - ROBIN E. DUNBAR 07 - MICHELLE MAKORI 08 - MERRI J. SANCHEZ 09 - WILLIAM M. SHAVER Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees 01 02 03 04 05 06 07 08 09 For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 2. To approve the McEwen Mining Inc. 2024 Equity and Incentive Plan. For Against Abstain 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024. 4. Other Business To transact such other business as may properly come before the meeting or any adjournment thereof. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, guardian, executor, administrator or trustee, please give full title as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMM C 1234567890 J N T 1 U P X 6 1 6 5 9 6 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 04052A

The 2024 Annual Meeting of Shareholders of McEwen Mining Inc. will be held on Thursday, June 27, 2024 at 2:00 p.m. ET, virtually via the internet at meetnow.global/MKWWNLW. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/MUX q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — McEwen Mining Inc. + THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, having duly received the Notice of Annual Meeting and the proxy statement dated May 17, 2024, hereby revokes any and all proxies previously granted and appoints Robert R. McEwen and Carmen L. Diges or either of them, as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated herein, all shares of common stock of McEwen Mining Inc. held of record by the undersigned on May 13, 2024, at the Annual Meeting of Shareholders to be held on June 27, 2024 at 2:00 p.m. Eastern Time virtually at meetnow.global/MKWWNLW, and at any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed on the proxy by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED DIRECTORS, FOR THE APPROVAL OF THE MCEWEN MINING INC. 2024 EQUITY AND INCENTIVE PLAN AND FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE OR IF YOU ARE ELIGIBLE FOR AND PREFER INTERNET OR TELEPHONE VOTING, PLEASE RETURN YOUR PROXY BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. +

MMMMMMMMMMMM Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, AND “FOR” PROPOSALS 2 AND 3. 1. ELECTION OF DIRECTORS: 01 - ROBERT R. MCEWEN 02 - ALLEN V. AMBROSE 03 - IAN J. BALL 04 - RICHARD W. BRISSENDEN 05 - NICOLAS DARVEAU-GARNEAU 06 - ROBIN E. DUNBAR 07 - MICHELLE MAKORI 08 - MERRI J. SANCHEZ 09 - WILLIAM M. SHAVER Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees 01 02 03 04 05 06 07 08 09 For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 2. To approve the McEwen Mining Inc. 2024 Equity and Incentive Plan. For Against Abstain 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024. 4. Other Business To transact such other business as may properly come before the meeting or any adjournment thereof. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, guardian, executor, administrator or trustee, please give full title as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 04053A 1 U P X 6 1 6 5 9 6 +

q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — McEwen Mining Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, having duly received the Notice of Annual Meeting and the proxy statement dated May 17, 2024, hereby revokes any and all proxies previously granted and appoints Robert R. McEwen and Carmen L. Diges or either of them, as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated herein, all shares of common stock of McEwen Mining Inc. held of record by the undersigned on May 13, 2024, at the Annual Meeting of Shareholders to be held on June 27, 2024 at 2:00 p.m. Eastern Time virtually at meetnow.global/MKWWNLW, and at any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed on the proxy by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED DIRECTORS, FOR THE APPROVAL OF THE MCEWEN MINING INC. 2024 EQUITY AND INCENTIVE PLAN AND FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE OR IF YOU ARE ELIGIBLE FOR AND PREFER INTERNET OR TELEPHONE VOTING, PLEASE RETURN YOUR PROXY BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD. (Items to be voted appear on reverse side)